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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NEOPHARM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholders:

        On behalf of the Board of Directors, I invite you to attend the Annual Meeting of Stockholders of NeoPharm, Inc. to be held on August 22, 2008, at 10:00 a.m. local time, at 101 Waukegan Road, Suite 970, Lake Bluff, Illinois.

        In the materials accompanying this letter, you will find a Notice of the Meeting, a Proxy Statement relating to the proposals you will be asked to consider and vote upon at the Annual Meeting, and a Proxy Card. The Proxy Statement includes general information regarding NeoPharm as well as additional information relating to the specific proposals to be presented at the Annual Meeting. Also enclosed with the proxy materials is a copy of NeoPharm's Annual Report to Stockholders.

        The formal business to be conducted at the Annual Meeting is described in the Notice of Meeting that follows this letter. In addition, at the Annual Meeting management will review developments at the Company, discuss expectations for the future and be available to answer your questions both during and after the Annual Meeting.

        Your vote on the matters that are to come before the Annual Meeting is important. I urge all stockholders to execute and return their proxies promptly. Returning your proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

Laurence P. Birch Chief Executive Officer and President

July 11, 2008

NeoPharm, Inc.
101 Waukegan Road, Suite 970
Lake Bluff, Illinois 60044

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 22, 2008

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NeoPharm, Inc., a Delaware corporation, will be held at 101 Waukegan Road, Suite 970, Lake Bluff, Illinois on August 22, 2008, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect five directors to serve until the 2009 Annual Meeting of Stockholders.

  2.
  To approve an amendment to our 2006 Equity Incentive Plan to increase the maximum number of shares of Common Stock that may be awarded under the Plan as restricted stock or as bonus stock from 500,000 to 1,500,000.

  3.
  To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accounting firm.

  4.
  To transact such other business as may properly come before the meeting.

        Only stockholders of record on June 27, 2008 will be entitled to notice of and to vote at the Annual Meeting.

        To assure that your interests will be represented, whether or not you plan to attend the Annual Meeting, you are urged to sign and date the enclosed proxy card and promptly return it in the pre-addressed envelope provided, which requires no postage if mailed in the United States. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

By Order of the Board of Directors,

Laurence P. Birch, Secretary

Lake Bluff, Illinois
July 11, 2008

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 22, 2008

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NeoPharm, Inc., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 101 Waukegan Road, Suite 970, Lake Bluff, Illinois on August 22, 2008 at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. This Proxy Statement and the enclosed form of proxy were first sent or given to stockholders on or about July 16, 2008.

Who Can Vote At The Annual Meeting?

        Only stockholders of record at the close of business on June 27, 2008 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. As of the close of business on the Record Date, there were 28,491,155 shares of the Company's common stock, par value $.0002145 per share ("Common Stock"), outstanding.

What Constitutes a Quorum for the Meeting?

        The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes Do I Get To Cast?

        In the election of directors, each stockholder is entitled to cast one vote for each director to be elected for each share of stock held; cumulative voting is not permitted. For all matters except the election of directors, each stockholder is entitled to cast one vote for each share of stock held.

What Is The Vote Needed For Approval Of The Various Matters?

        Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. In all matters other than the election of directors, the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the adoption of such matters.

How Are Abstentions And Non-Votes Counted?

        Assuming the presence of a quorum at the Annual Meeting, each proposal will be voted on separately. With respect to the election of directors, which requires the affirmative vote of a plurality of the shares present in person or represented by proxy, abstentions and non-votes will have no effect. With respect to all other matters to be voted on, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required. Abstentions will have the same effect as votes against such proposals, while broker non-votes will have no effect on the result of the vote on such matters.

Can I Revoke My Proxy?

        A proxy may be revoked at any time before it is exercised by giving a written notice to the Secretary of the Company bearing a later date than the proxy, by submitting a later dated proxy or by voting the shares represented by the proxy in person at the Annual Meeting. Unless revoked, the shares represented by each duly executed, timely delivered proxy will be voted in accordance with the instructions made.

What Happens If No Voting Instructions Are Given?

        If no instructions are provided with respect to any matter, such shares will be voted: FOR Proposal 1 (election of directors), FOR Proposal 2 (approval of an amendment to the 2006 Equity Incentive Plan), and FOR Proposal 3 (ratification of the independent registered public accounting firm), all as proposed in this Proxy Statement.

Are Any Other Matters Being Presented At The Meeting?

        The Board of Directors does not plan on presenting any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, it is the intention of the proxy holders to vote the proxy in accordance with their best judgment.

Who Pays For Soliciting Proxies?

        The expenses of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone, telecopy or telegram. The Company will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in mailing proxy materials to principals.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Five directors are to be elected at the Annual Meeting, constituting the entire Board. Each director will hold office until the 2009 Annual Meeting of Stockholders and until his successor has been elected and qualified. The Board believes that all of the present nominees, each of whom presently serves as a director of the Company, will be available for election at the Annual Meeting and will serve if elected. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select.

        There follows information as to each nominee for election as a director at the Annual Meeting, including his age, present principal occupation, other business experience, directorships of other publicly-held companies and period of service as a director of the Company.

        The persons named in the accompanying form of proxy will vote FOR the election of the nominees unless stockholders specify otherwise in their proxies.

        Nominees for Director.    The following information has been provided by the respective nominees for election to the Board of Directors.

Laurence P. Birch, age 48, director since March 2007.

        Laurence P. Birch joined the Company as President, Chief Executive Officer and as a director in March 2007 and was appointed Acting Chief Financial Officer in April 2007. Prior to joining the Company, Mr. Birch served as Sr. Vice President and CFO, and Interim President and CEO, of AKSYS, Ltd., a hemodialysis developer and manufacturer from 2005 to 2006. Prior to that, Mr. Birch served as co-founder and managing director of Stratego Partners, a cost management consulting firm, from 2003 to 2005, Sr. Vice President—Business Development and CFO of Technology Solutions, Inc., a systems integration and consulting company, from 2000 to 2002, CFO of Brigade, Inc., an internet support company, from 1999 to 2000 and five years with MCI Systemhouse where he held a variety of senior financial and general management positions. Mr. Birch began his career with Baxter Healthcare, a manufacturer and supplier of pharmaceuticals and medical devices, where, over the course of 13 years, he held a variety of positions. Mr. Birch is a director and Chairman of DataTrak International, Inc., a provider of technology and services to the clinical trial industry. Mr. Birch holds a Bachelor of Science-Finance from the University of Illinois and a MBA from Northwestern University—Kellogg Graduate Business of Management. Mr. Birch is also a Certified Public Accountant.

John N. Kapoor, Ph.D., age 64, director since June 1990.

        John N. Kapoor has been a Director of the Company since its formation in 1990 and has served as Chairman from 1990 to 2004 and from June 2006 to the present. Dr. Kapoor is the sole shareholder and President of EJ Financial Enterprises, Inc., a health care consulting and investment company. In addition, Dr. Kapoor serves as a director and Chairman of Akorn, Inc., a manufacturer, distributor and marketer of generic ophthalmic products, and is a director of Introgen Therapeutics, Inc., a gene therapy company. Dr. Kapoor received a Ph.D. in medicinal chemistry from the State University of New York at Buffalo and a B.S. in pharmacy from Bombay University, India.

Frank C. Becker, age 72, director since November 2004.

        Frank C. Becker joined the Board in November 2004. Mr. Becker is currently the President and a partner at Greenfield Chemical, a pharmaceutical consulting and sourcing company, which he founded in 1998. From 1999 to 2002, Mr. Becker served as President and Chief Operating Officer of Sicor Pharmaceuticals, a maker of injectable pharmaceuticals. Mr. Becker is a partner in Southport Marina Development LLC, a firm operating Southport Marina in Kenosha, Wisconsin. Prior to the foregoing relationships, Mr. Becker spent over 35 years at Abbott Laboratories, most recently as Vice President of Process Research and Chemical Manufacturing. Mr. Becker also serves on the Board of Directors of Regis Technologies, a provider of synthesis and separation services. Mr. Becker received his MBA in Finance from the University of Chicago and a B.S. degree in chemical engineering from Purdue University.

Bernard A. Fox, Ph. D., age 54, director since November 2004.

        Bernard A. Fox joined the Board in November 2004. Dr. Fox has been Chief of the Laboratory of Molecular and Tumor Immunology at the Robert W. Franz Cancer Research Center, within the Earle Chiles Research Institute at the Providence Portland Medical Center in Portland, Oregon and also Associate Professor in the Departments of Molecular Microbiology and Immunology and Environmental & Biomolecular Systems at Oregon Health and Science University School of Medicine in Portland, Oregon since 1994. Dr. Fox received his post-doctoral training as a Staff Fellow in the Surgery Branch, Division of Cancer Treatment, Clinical Oncology Program at the National Cancer Institute at the National Institutes of Health in Bethesda, Maryland from 1985 to 1987 and was a Senior Staff Fellow there from 1987 to 1990. Dr. Fox is also Vice President of The International Society for the Biological Therapy of Cancer, is a member of the scientific advisory board of the Biological Development Association (Europe), and serves as President and Chief Executive Office of UBIVAC LLC, a development stage biotechnology company.

Paul E. Freiman, age 73, director since November 2004.

        Paul E. Freiman joined the Board in November 2004. Mr. Freiman is currently the President, Chief Executive Officer and a director of Neurobiological Technologies, Inc., a biotechnology company, a post he has held since May 1997. Mr. Freiman served as Chairman and Chief Executive Officer of Syntex Corporation, a pharmaceutical company, from 1990-1995. Mr. Freiman currently serves on the boards of Penwest Pharmaceutical Co., a pharmaceutical company, Calypte Biomedical Corporation, a developer of in vitro testing solutions, NovaBay Pharmaceuticals Inc., a biopharmaceutical company, and Otsuka America Pharmaceuticals Inc., a pharmaceutical company. Mr. Freiman has been chairman of the Pharmaceutical Manufacturers Association of America (PhRMA) and has also chaired a number of key PhRMA committees. Mr. Freiman holds a B.S. degree in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE POLICIES AND PRACTICES

Board of Directors and its Committees

        The following table provides information regarding the current membership of and number of meetings during 2007 of the Company's Board of Directors and its committees.

Name	Board of Directors(1)		Audit Committee(2)		Compensation Committee(3)		Corporate Governance Committee(4)
Frank C. Becker	X		X	*	X		X
Laurence P. Birch	X
Bernard A. Fox	X		X		X		X	*
Paul E. Freiman	X		X		X	*	X
John N. Kapoor	X	*
Number of 2007 Meetings	6		4		5		3

*
indicates Chairman

(1)
From January to August 2007, the Board of Directors consisted of eight members. Three of those Board members, Ronald G. Eidell, Erick E. Hanson and Kaveh T. Safavi, chose not to stand for re-election at the 2007 Annual Meeting in August 2007.

(2)
From January to August 2007, former directors Eidell, Hanson and Safavi were also members of the Audit Committee and Dr. Safavi served as Chairman of the Committee during that time.

(3)
From January to August 2007, former director Erick Hanson was a member of the Compensation Committee.

(4)
From January to August 2007, former directors Hanson and Safavi were members of the Corporate Governance Committee and Mr. Hanson served as Chairman of the Committee during that time.

        Each Director, other than Mr. Freiman, attended at least 75% of the aggregate of the meetings of the Board and its committees on which he served during 2007. While the Company does not have a written policy requiring directors to attend the Annual Meeting, four of the Company's five directors attended the 2007 Annual Meeting of Stockholders and each director is encouraged to attend the 2008 Annual Meeting of Stockholders.

Board Determination of Independence

        Under applicable rules of the NASDAQ Stock Market, a director will only qualify as an "independent director" if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Frank Becker, Bernard Fox, and Paul Freiman has a relationship which would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director and, therefore, that each of these directors is an "independent director" as defined under NASDAQ Rule 4200(a)(15).

        The Board of Directors has also determined that each of the current members of the Compensation Committee and Corporate Governance Committee meets the independence requirements applicable to those committees prescribed by the NASDAQ. In addition, the Board of Directors has determined that each member of the Audit Committee meets the criteria for independence established by the Securities and Exchange Commission ("SEC") and that all the members of the Audit Committee are independent directors for NASDAQ purposes.

Committees

        The Board of Directors has Audit, Compensation, and Corporate Governance Committees. The principal responsibilities of each of these committees are described generally below, and in detail in their respective Committee Charters, which are each available at www.neopharm.com.

        Audit Committee.    The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ. As more fully described in its Charter, the Audit Committee is responsible for overseeing the Company's accounting and financial reporting processes, including the quarterly reviews and the annual audit of the Company's financial statements by the Company's independent auditors. In addition, the Audit Committee is responsible for overseeing the work of the independent auditors, including their appointment, reviewing their compensation, and assessing their independence. The Audit Committee is also responsible for monitoring our internal controls and reviewing related party transactions. The Audit Committee serves as the Company's Qualified Legal Compliance Committee for purposes of Section 307 of the Sarbanes-Oxley Act.

        During 2007, the Audit Committee held 4 meetings. The Audit Committee currently consists of Messrs. Becker, Fox, and Freiman, with Mr. Becker serving as chairman.

        The Board of Directors has determined that each of the current members of the Audit Committee meets the independence criteria prescribed by the rules of the SEC for audit committee membership and is an "independent director" as defined in NASDAQ Rule 4200(a)(15). Additionally, the Board has determined that Mr. Paul Freiman qualifies as an audit committee financial expert, as defined by the regulations promulgated by the SEC.

        Compensation Committee.    The Compensation Committee is responsible for conducting an annual review of the Company's compensation packages for senior executive officers, including the President and CEO. In connection therewith, the Compensation Committee reviews and recommends to the Board the annual base salary level and the annual cash bonus, and establishes the long-term incentive opportunity for each senior executive officer all based in part, with respect to senior executive officers other than the President and CEO, on the recommendations of the Company's President and CEO. The Compensation Committee's recommendations are submitted to the Board for approval. In addition, the Compensation Committee administers, reviews and makes recommendations to the Board regarding our incentive compensation and equity-based plans.

        During 2007, the Compensation Committee held 5 meetings. The Compensation Committee currently consists of Messrs. Freiman, Becker, and Fox, with Mr. Freiman serving as Chairman. Each of the current members of the Compensation Committee qualifies as an "outside director" under Section 162(m) of the internal Revenue Code (the "Code"), a "non-employee director" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "independent director" as such term is defined in the rules of the NASDAQ Stock Market. For additional information about the processes and proceedings of the Compensation Committee in making recommendations regarding executive compensation, see "INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION."

        Corporate Governance Committee.    The Corporate Governance Committee is responsible for developing and implementing policies and procedures that are intended to constitute and organize appropriately the Board of Directors to meet its fiduciary obligations to the Company and its stockholders on an ongoing basis. Among its specific duties, the Corporate Governance Committee makes recommendations to the Board about the Company's corporate governance processes, assists in identifying and recruiting candidates for the Board, develops and recommends criteria for director nominee qualifications, considers nominations to the Board received from stockholders, makes recommendations to the Board regarding the membership and size of the Board and its' committees, oversees the annual evaluation of the effectiveness of the organization of the Board and of each of its committees, periodically reviews and recommends to the Board an overall compensation program for directors and develops and recommends to the Board, and annually reviews, the Company's Code of Business Conduct and Ethics.

        During 2007, the Corporate Governance Committee held 3 meetings. The Corporate Governance Committee currently consists of Messrs. Becker, Fox, and Freiman, with Dr. Fox serving as Chairman. The Board of Directors has determined that each of the members of the committee meets NASDAQ independence requirements.

Recommending Candidates for Board Membership

        The Corporate Governance Committee is responsible for identifying, screening, personally interviewing and recommending director nominee candidates to the Board, which then is responsible for nominating directors to the shareholders for election. The Corporate Governance Committee considers nominees on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, and the likelihood that they will be willing to serve on the Board for a sustained period.

        The Corporate Governance Committee will consider qualified director candidates who are suggested by stockholders in written submissions addressed to: NeoPharm, Inc., 101 Waukegan Road, Suite 970, Lake Bluff, Illinois 60044, Attention: Corporate Secretary's Office (fax no. 847-887-9281; email: corporatesecretary@neopharm.com). Any recommendation submitted by a stockholder must include the name of the candidate, a description of the candidate's educational and professional background, contact information for the candidate, a brief explanation of why the stockholder feels the candidate is suitable for election, and a representation that the individual proposed has consented to be nominated for consideration as a director. The Corporate Governance Committee will apply the same standards in considering director candidates recommended by stockholders as it applies to other candidates.

        In addition to recommending director candidates to the Corporate Governance Committee, stockholders may also nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company's Amended and Restated Bylaws, including, but not limited to, the Company's advance notice bylaw provision. Under the advance notice bylaw, in order for the director nomination to be timely, a stockholder's notice to the Company's secretary must be delivered to the Company's principal executive offices not less than 120 days prior to the anniversary of the date the Company's proxy statement was mailed to stockholders in connection with the previous year's annual meeting. In the event that the Company sets an annual meeting date that is not within 30 days before or after the date of the immediately preceding annual stockholders meeting, notice by the stockholder must be received no later than the close of business on the later of 120 days in advance of such annual meeting and the tenth day following the day on which public disclosure of the date of the annual meeting was made.

        Nominations, as well as other proposals for the Company's Annual Meeting of Stockholders to be held in 2009, must be submitted in writing addressed to: Corporate Secretary, NeoPharm, Inc., 101 Waukegan Road, Suite 970, Lake Bluff, Illinois 60044. Nominations must include the name, business and residence address, principal business occupation or employment of the candidate, the class and number of shares of the Company beneficially owned by the candidate, a description of all arrangements or understanding between the nominating stockholder and the nominee pursuant to which the nomination is made and any other information relating to the nominee that is required pursuant to Regulation 14A under the Exchange Act. Nominations for the 2009 Annual Meeting of Stockholders must be received by the Corporate Secretary no later than March 18, 2009.

NeoPharm Ethics Program

        The Company has adopted a Code of Business Conduct and Ethics for all directors, officers, employees, agents and representatives of the Company and a Code of Conduct Grievance Procedure. Links to these documents, including printable versions, are available on the NeoPharm, Inc. website at www.neopharm.com. The documents are also available in print upon request. Any waivers to the Code of Business Conduct and Ethics will, to the extent required by applicable law or regulation, be disclosed on the Company's website.

Shareholder Communications

        Shareholders may communicate directly with the Board of Directors, any of its committees or any individual director by mailing correspondence (addressed to the attention of the Board, an individual director or a committee, as appropriate), to:

      NeoPharm, Inc.
      101 Waukegan Road
      Suite 970
      Lake Bluff, Illinois 60044
      USA
      Attn: (      name of addressee)

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

Summary of Compensation.

        The following table sets forth certain summary compensation information for the fiscal years ended December 31, 2007 and 2006, for services rendered by each person who served as the principal executive officer of the Company at any time during 2007, other executive officers of the Company as of December 31, 2007, and two additional former executive officers who would have been among our most highly compensated executive officers if they had been serving as executive officers on December 31, 2007. We refer to these individuals collectively as our "named executive officers."

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)		Bonus($)(6)		Stock Awards($)(7)		Options Awards(7)			Non-Equity Incentive Plan Compensation		All Other Compensation(9)(10)		Total
Laurence P. Birch, Chief Executive Officer, President & Acting Chief Financial Officer(1)	2007		$212,596		$137,500		$32,886		$80,528			$—		$10,900		$474,410
Guillermo A. Herrera, Former Chief Executive Officer and President(2)	2007 2006	$ $	107,343 425,000	$ $	— —	$ $	— —	$ $	— 773,671	(8)	$ $	— —	$ $	59,345 19,290	$ $	166,688 1,217,961
Dr. Shahid Ali, Executive Vice President, Research & Development(3)	2007		$160,370		$42,863		$—		$51,048			$—		$5,611		$259,892
Jeffrey Sherman, M.D., Former Chief Medical Officer and Executive Vice-President(4)	2007 2006	$ $	136,460 275,000	$ $	— —	$ $	— —	$ $	— 94,400	(8)	$ $	— —	$ $	143,244 10,824	$ $	279,704 380,224
Timothy Walbert, Former Executive Vice President, Commercial Operations	2007 2006	$ $	100,311 230,154	$ $	— 50,000	$ $	— —	$ $	— 153,419	(8)	$ $	— —	$ $	125,509 12,088	$ $	225,820 445,661

(1)
Mr. Birch joined the Company as President and CEO in March 2007.

(2)
Mr. Herrera is the Company's former President and Chief Executive Officer; Mr. Herrera's employment with the Company ended March 23, 2007.

(3)
Dr. Ali joined the Company in January 2001, and was promoted to the position of Executive Vice President, Research & Development on September 15, 2007.

(4)
Dr. Sherman served as the Chief Medical Officer and Executive Vice President of the Company until June 18, 2007.

(5)
Mr. Walbert served as Executive Vice President-Commercial Operations of the Company until May 31, 2007.

(6)
The bonus figures for 2007 for Mr. Birch and Dr. Ali reflect amounts earned in 2007, though the amounts were paid in 2008. The amount reported under this column for Mr. Walbert represents a signing bonus paid upon his hire in 2006.

(7)
Amounts reported reflect expense determined utilizing FASB Statement No. 123(R), Share Based Payment, related to share and option awards for 2006 and 2007; no forfeiture rate assumption is applied. All options and stock amounts vest over four years after the date of grant unless otherwise noted. The assumptions utilized to determine the compensation expense associated with these awards are described in the footnotes to the Company's 2006 and 2007 financial statements which are set forth in the Company's Annual Report, a copy of which accompanies this Proxy Statement.

(8)
These options have all expired following Mr. Herrera's departure from the Company in March 2007, Dr. Sherman's departure from the Company in June 2007 and Mr. Walbert's departure from the Company in May 2007.

(9)
For 2007, the amount reported for Mr. Birch represents the Company's contribution to his 401K account ($5,500) and his aggregate car allowance ($5,400); the amount reported for Mr. Herrera represents the Company's contribution to his 401K account ($3,220), payments made due to his termination from the Company ($53,125) and his aggregate car allowance ($3,000); the amount reported for Dr. Ali represents the Company's contribution to his 401K account ($4,811) and his aggregate car allowance ($800); the amount reported for Dr. Sherman reflects the Company's contribution to his 401K account ($4,094), his aggregate car allowance ($1,650) and payments made due to his termination from the Company ($137,500); the amount reported for Mr. Walbert reflects the Company's contributions to his 401K account ($3,009), his aggregate car allowance ($2,500) and payments made due to his termination from the Company ($120,000).

(10)
For 2006, the amount reported for Mr. Herrera represents the Company's contribution to his 401K account ($6,600), life insurance premiums paid by the Company ($690) and his aggregate car allowance ($12,000); the amount reported for Dr. Sherman reflects the Company's contribution to his 401K account ($6,600), his aggregate car allowance ($3,600) and life insurance premiums paid by the Company ($624); the amount reported for Mr. Walbert reflects the Company's contributions to his 401K account ($6,150), his aggregate car allowance ($5,750) and life insurance premiums paid by the Company ($188).

Outstanding Equity Awards at December 31, 2007

        The following table shows for the fiscal year ended December 31, 2007, certain information regarding outstanding equity awards at fiscal year end for the named executive officers.

		Option Awards(1)				Stock Awards
Name(2)	Grant Date	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested
Laurence P. Birch(3)	3/23/2007		300,000	$1.90	3/23/2017	180,665	$106,592
Dr. Shahid Ali(4)	12/18/2000 2/01/2002 12/31/2002 2/17/2004 4/28/2005 1/25/2006 12/05/2007 8/16/2007	18,975 4,312 13,000 9,000 4,950 2,025 3,750	4,950 6,075 11,250 50,000	$21.64 13.78 8.82 19.91 7.95 12.46 7.11 0.99	12/18/2010 2/01/2012 13/31/2012 2/17/2014 4/28/2015 1/25/2016 12/5/2006 8/16,2017

(1)
All outstanding options have exercise prices in excess of the market value of the underlying common shares as of December 31, 2007.

(2)
With respect to Messrs. Herrera, Walbert and Sherman, each of whom is a named executive officer whose employment terminated in 2007, all outstanding options expired ninety (90) days after the date of such named executive's termination of employment with the result that such individuals had no outstanding options as of December 31, 2007, and none held any unvested stock awards at that date.

(3)
Mr. Birch joined the Company as President and CEO in March 2007.

(4)
Dr. Ali assumed the position of Executive Vice President, Research and Development in September 2007.

Option Exercises and Stock Vested in 2007

        For the fiscal year ended December 31, 2007, there were no options exercised or vesting of stock awards by any of the named executive officers.

Pension Benefits

        The Company does not provide pension arrangements or post-retirement health coverage for our executive employees. Our executive officers are eligible to participate in our 401(k) defined contribution plan. At our discretion, we may contribute to each participant a matching contribution up to 3% of the participant's eligible compensation. All of the named executive officers who were employed during 2007 participated in our 401(k) and received matching contributions.

Employment Agreements

        Mr. Birch.    On March 23, 2007, the Company entered into an employment agreement (the "Birch Employment Agreement") with Mr. Laurence P. Birch in connection with Mr. Birch's appointment as President and Chief Executive Officer of the Company. Under the terms of the Birch Employment Agreement, Mr. Birch was provided with a base salary of $275,000. Additionally, upon commencing his employment, Mr. Birch was granted an option to acquire 300,000 shares of the Company's Common Stock at an exercise price of $1.90 per share, which was the average of the high and low price of the Company's Common Stock on the date of grant. Mr. Birch's stock option is scheduled to vest in four equal annual installments of 75,000 shares on each of the first four anniversaries of the stock option grant date provided Mr. Birch is still providing services to the Company on each such date. Additionally, and again pursuant to the terms of the Birch Employment Agreement, in June 2007 the Company granted an award of 180,665 shares of restricted stock (which vests over four years from the date of grant) to Mr. Birch. Each year during his employment, Mr. Birch is eligible to receive a target bonus of up to 50% of base salary and an overachievement bonus of up to an additional 50% of the base salary, in each case based on the achievement by the Company and Mr. Birch of certain specific plans and goals established annually by the Compensation Committee in consultation with Mr. Birch.

        The Birch Employment Agreement provides for automatic termination in the event of Mr. Birch's death or in the event that he suffers a Disability (as defined in the Birch Employment Agreement). In the event Mr. Birch's employment terminates on account of his death or Disability, Mr. Birch (or his estate) would be entitled to receive his accrued base salary through the date of termination. Additionally, the Company may terminate Mr. Birch's employment at any time, with or without cause (as defined in the Birch Employment Agreement), effective upon written notice and Mr. Birch may terminate his employment at anytime upon 30 days prior written notice. In the event of a termination for cause or upon Mr. Birch's election to terminate his employment, Mr. Birch would be entitled to receive accrued base salary through the date of termination. In the event of termination by the Company without cause, Mr. Birch would be entitled to receive a continuation of his then current base salary for 12 months, subject, however, to cessation of the salary continuance upon his accepting another full-time position or breach of the restrictive covenants set forth in the Birch Employment Agreement. In addition, following a change of control (as defined in the Birch Employment Agreement), if Mr. Birch's employment was terminated within one (1) year, or he terminated his employment for "Good Reason" (as defined in the Birch Employment Agreement) within one year after a change in control, in addition to the 12 month's of salary continuance, Mr. Birch would also be entitled to a lump sum payment equal to the prior year's bonus, if any, plus all of his unvested options and restricted stock would become immediately vested and exercisable.

        Mr. Herrera.    In October 2005, NeoPharm entered into an employment agreement with Guillermo A. Herrera (the "Herrera Agreement") to serve as its President and CEO and a member of the Board of Directors. Under the terms of the Herrera Agreement, Mr. Herrera received an annual base salary of $425,000 and a grant of 22,075 shares of the Company's common stock, which at the time of hire had a total fair market of $200,000 based upon the closing price as of the date of grant. Mr. Herrera was also eligible for an annual bonus payment based upon the performance of the Company and himself and received a monthly car allowance of $1,000. Additionally, Mr. Herrera received a common stock option grant of 500,000 options with a grant price equal to the fair market value on the date of grant. These options were to vest in four equal annual installments on the anniversary of the option grant date.

        The Herrera Agreement provided for automatic termination in the event of Mr. Herrera's death or in the event that he suffered a Disability (as defined in the Herrera Agreement). Additionally, the Company could terminate Mr. Herrera's employment at any time, with or without cause (as defined in the Herrera Agreement), effective upon written notice and Mr. Herrera could terminate his employment at anytime upon 30 days prior written notice. In the event of a termination for cause or upon Mr. Herrera's termination of his employment, Mr. Herrera would be entitled to receive accrued base salary through the date of termination. In the event of termination without cause, Mr. Herrera would be entitled to receive a continuation of his then current base salary for 12 months. Provision was also made for various payments to be made to Mr. Herrera upon a change of control (as defined in the Herrera Agreement). Mr. Herrera's employment with the Company was terminated in March 2007. While the Company initially made severance payments to Mr. Herrera, subsequent to the termination of his employment, the Company ended such payments and is not making any severance payments to Mr. Herrera at this time. Subsequent to his departure, and as described in more detail in Item 3 "Legal Proceedings" of the Company's Annual Report on Form 10-K which accompanies this Proxy Statement, Mr. Herrera filed suit against the Company.

        Other Named Executive Officers.    Each of the named executive officers, other than Mr. Birch, Mr. Herrera and Dr. Ali, accepted employment with the Company on the basis of a written offer which set forth the salary and benefits to be provided by the Company, including, but not limited to, an undertaking by the Company to provide salary continuation payments, under certain circumstances, upon a termination of the individual's employment with the Company as a result of termination or a change of control, at the salary level in existence at the date of termination.

        Dr. Shahid Ali, the Company's Executive Vice President, Research and Development, upon assuming the position of Executive Vice President, received a base salary of $175,000 and is eligible for a target bonus of 30% of base salary.

        In 2007, Mr. Timothy Walbert, our former Executive Vice President-Commercial Operations, received a base salary of $240,000, and was eligible for a target bonus of up to 30% of base salary and an overachievement bonus of up to 50% of base salary. Upon being hired in 2006, Mr. Walbert received a sign-on bonus of $50,000. Upon his termination of employment in May 2007, the Company entered into a Separation Agreement with Mr. Walbert. See "Separation Agreements" below.

        Dr. Jeffrey Sherman, our former Executive Vice President and Chief Medical Officer in 2007, had a base salary in 2007 of $275,000 and, in accordance with the terms of his employment, was eligible for discretionary stock options and a bonus of up to a maximum of 50% of base salary. Upon his termination of employment, the Company entered into a Separation Agreement. See "—Separation Agreements below.

        For each of the named executive officers, our equity incentive plans provide for vesting of all unvested options upon the occurrence of a change of control as defined in the applicable plan. Each of our named executive officers was also eligible to receive the benefits generally made available to our employees and officers.

Separation Agreements

        On May 10, 2007, the Company and Mr. Timothy Walbert, our former Executive Vice President-Commercial Operations, entered into a Separation Agreement and Mutual Release providing for Mr. Walbert's termination to take effect May 31, 2007. Pursuant to the terms of the separation agreement, NeoPharm paid Mr. Walbert salary continuance for six months during the period June 1, 2007 through November 30, 2007, at the rate of $20,000 per month, and reimbursement for COBRA coverage for the period June 1, 2007 through July 31, 2007.

        On May 24, 2007, the Company and Dr. Jeffrey W. Sherman, our former Executive Vice President-Chief Medical Officer, entered into a Separation Agreement and Mutual Release providing for Dr. Sherman's termination to take effect June 18, 2007. Pursuant to the terms of the separation agreement, NeoPharm paid Dr. Sherman salary continuance for six months during the period June 18, 2007 through December 18, 2007, at the rate of $22,917 per month, and reimbursement for unused vacation time and for COBRA coverage for the period June 18, 2007 through August 18, 2007.

Future Performance Bonus Eligibility

        In accordance with the terms of his employment, the maximum annual cash bonus for 2008, as a percentage of 2008 annual base salary, is set at 100% of Mr. Birch's base salary, based upon performance criteria established by the Compensation Committee and the Company's overall performance. For Dr. Ali, the maximum annual cash bonus for 2008, as a percentage of 2008 annual base salary, is set at 30% of Dr. Ali's base salary, based upon performance criteria established by the Compensation Committee and the Company's overall performance. It is to be expected that if other executive officers are hired during 2008, they would also have eligibility to obtain a performance bonus; however, none of the executive officers is guaranteed a bonus. The Compensation Committee may make actual cash bonus awards that may be greater or less than the maximum annual cash bonus based on overall corporate performance and individual performance.

Retention Bonus Arrangements

        On April 16, 2007, the Board of Directors, acting on the recommendation of management, modified the bonus program with respect to all employees, including, but not limited to, Messrs. Birch and Ali. Under the revised bonus plan, each employee employed as of April 1, 2007, who was still employed by the Company at December 31, 2007, would be entitled to receive one-third (1/3rd) of their target bonus award (the "Retention Bonus") as a result of remaining with the Company without reference to individual or Company performance. Any employee leaving the employ of the Company prior to that date for any reason, including, but not limited to, resignation or termination, would not be eligible for any part of the Retention Bonus. The remaining two-thirds (2/3rds) of the target bonus, as well as any overachievement bonus, continued to be subject to the Company's performance and the individual's attaining their personal performance goals. In accordance with the Retention Bonus plan, of the named executive officers set forth in the table above, only Mr. Birch and Dr. Ali received a Retention Bonus.

Stock Option Grants and Awards

        No stock option grants or awards were made to any of the named executive officers in 2007, other than the granting of stock options to Mr. Birch upon his joining the Company in March 2007, a stock award of restricted stock to Mr. Birch in June 2007, and the grant of stock options to Dr. Ali in August 2007 upon his promotion to Executive Vice President. See "Outstanding Equity Awards at December 31, 2007," above. The Company did make stock option grants to certain of its named executive officers at various times during 2006 in connection either with an annual review or upon their initial employment by the Company. All stock options to our executive officers vest as to 25% of the shares on each of the first four anniversaries of the grant date, provided the individual is still providing services to the Company at the applicable vesting date. Unless otherwise noted, all stock options are granted at the closing price of the Company's stock on the date of grant, with the exception that options granted under the 2006 Equity Incentive Plan are granted with an exercise price equal to the average of the high and low price per share of our common stock reported by NASDAQ on the grant date. The restricted stock provided to Mr. Birch vests over four years in four installments on the anniversary date of the grant.

Compensation of Directors

General

        The compensation paid to non-employee directors of the Board is determined by the Board of Directors based upon the recommendation of the Corporate Governance Committee, all the members of which are independent directors. Under the Board Compensation Plan recommended by the Corporate Governance Committee and approved by the Board for the 2007-2008 Board term, compensation is paid to non-employee directors as follows:

        Board Membership.    A restricted stock grant having a value of $50,000 was awarded upon each non-employee Director's election to the Board of Directors at the 2007 Annual Meeting. For the 2007-2008 Board Term, the non-employee Directors were Messrs. Becker, Fox, Freiman, and Kapoor. The shares of Restricted Stock do not vest until one year after the date of grant. Non-employee directors elected during the year to fill vacancies receive pro rata grants.

        Board Chairman.    In addition to the restricted stock grant for Board membership, the individual serving as Chairman of the Board, currently Dr. Kapoor, receives an additional restricted stock grant with a value at the time of grant of $10,000. These shares also vest one year after the date of the grant. In addition, the individual serving as the Chairman of the Board receives a cash payment of $24,000 per year (payable in four installments of $6,000 per quarter).

        Corporate Governance Committee Members.    Directors serving as members of the Corporate Governance Committee (currently Messrs. Becker, Fox, and Freiman) receive cash compensation of $10,000 per year (payable in four installments of $2,500 per quarter). The individual serving as the Chairman of the Corporate Governance Committee, currently Dr. Fox, receives cash compensation of $22,500 per year (payable in four installments of $5,625 per quarter).

        Audit Committee Members.    Directors serving as members of the Audit Committee (currently Messrs. Becker, Fox and Freiman) receive cash compensation of $10,000 per year (payable in four installments of $2,500 per quarter). The individual serving as Chairman of the Audit Committee, currently Mr. Becker, receives cash compensation of $20,000 per year (payable in four installments of $5,000 per quarter).

        Compensation Committee Members.    Directors serving as members of the Compensation Committee (currently Messrs. Becker, Fox, and Freiman) receive cash compensation of $4,000 (payable in four installments of $1,000 per quarter). The individual serving as Chairman of the Compensation Committee, currently Mr. Freiman, receives annual cash compensation of $10,000 (payable in four installments of $2,500 per quarter).

        The following table sets forth the compensation paid to our non-employee directors, including annual board and committee retainer fees for the fiscal year ended December 31, 2007:

Director Compensation

Name(1)	Fees Earned or Paid in Cash	Restricted Stock Awards(11)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Comp Earnings	All Other Compensation	Total	Unvested Restricted Stock Holdings in Shares(10)
Frank C. Becker(2)(3)(4)(8)	$44,500	$41,995	—	—	—	—	$86,495	50,761
Bernrd A. Fox(2)(3)(4)(6)	$32,625	$41,995	—	—	—	—	$74,620	50,761
Paul E. Freiman(2)(3)(4)(5)	$53,500	$41,995	—	—	—	—	$95,495	50,761
John N. Kapoor(7)	$42,000	$55,025	—	—	—	—	$97,025	60,913
Ronald G. Eidell(9)	$10,000	23,150	—	—	—	—	$33,150	—
Erick E. Hanson(9)	$45,823	23,150	—	—	—	—	$68,973	—
Kaveh T. Safavi(9)	$37,663	23,150	—	—	—	—	$60,813	—

(1)
Does not include Mr. Birch, our President and CEO, because, as an employee of the Company, he did not receive separate compensation for his services as a director. Mr. Birch's compensation is set forth in the Summary Compensation Table above.

(2)
Messrs. Becker, Freiman, and Fox serve as members of the Audit Committee of the Board of Directors.

(3)
Messrs. Becker, Fox, and Freiman serve as members of the Compensation Committee of the Board of Directors.

(4)
Messrs. Becker, Fox, and Freiman serve as members of the Corporate Governance Committee of the Board of Directors.

(5)
Mr. Freiman serves as the Chairman of the Compensation Committee of the Board of Directors.

(6)
Dr. Fox serves as the Chairman of the Corporate Governance Committee of the Board of Directors.

(7)
Dr. Kapoor serves as the Chairman of the Board of Directors.

(8)
Mr. Becker serves as the Chairman of the Audit Committee of the Board of Directors.

(9)
Each of Messrs. Eidell's, Hanson's and Safavi's term as a director ended in August 2007, as a result of their respective decisions not to stand for re-election to the Board at the Company's 2007 Annual Meeting of Stockholders. Accordingly, the Compensation shown for each of these individuals is for service from January 1, 2007 to August 16, 2007.

(10)
The aggregate grant date fair market value for these awards granted in 2007 was $50,253 for Messrs. Becker, Fox, and Freiman, and $60,304 for Dr. Kapoor.

(11)
Amounts reported reflect expense determined utilizing FASB Statement No. 123(R), Share Based Payment, related to share awards for 2006 and 2007; no forfeiture rate assumption is applied.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Messrs. Becker, Fox, and Freiman. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 2007, or formerly, an officer or employee of NeoPharm, Inc. or any subsidiary of NeoPharm, Inc., nor has any member of the Compensation Committee had any relationship with NeoPharm, Inc. during the fiscal year ended December 31, 2007 requiring disclosure under Item 404 of the Regulation S-K under the Securities Exchange Act of 1934.

        None of our named executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of NeoPharm, Inc.

SECURITY OWNERSHIP

        Except as otherwise noted, the following table sets forth certain information regarding beneficial ownership of shares of the Common Stock as of June 27, 2008 (unless otherwise noted) by (i) all those known by the Company to be beneficial owners of more than 5% of its outstanding Common Stock, (ii) each director of the Company, (iii) each of the named executive officers, and (iv) all executives and directors as a group. Unless otherwise noted, each person's address is in care of NeoPharm, Inc., 101 Waukegan Road, Lake Bluff, Illinois 60044.

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Class
John N. Kapoor, Ph.D.	5,464,651	(2)	19.18%
John N. Kapoor 1994A Annuity Trust	1,955,935	(3)	6.87
Nikos Hecht	1,970,815	(4)	6.91
Sporis Capital Advisors LLC	1,611,130	(5)	5.65
GAM Holding AG	1,706,797	(6)	5.99
Frank C. Becker	68,223	(7)	*
Bernard A. Fox	66,791	(7)	*
Paul E. Freiman	66,191	(7)	*
Laurence P. Birch	255,665	(8)	*
Shahid Ali	60,512	(9)	*
Guillermo Herrera	600		*
Jeffrey W. Sherman, M.D.	2,281		*
Timothy Walbert	1,000	(10)	*
All executive officers and directors as a group (9 persons)	5,985,914	(11)	21.01

*
Indicates ownership of less than 1%.

(1)
Based on 28,491,155 shares of Common Stock outstanding as of June 27, 2008, the Record Date for the 2008 Annual Meeting. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for purposes of computing the percentage of the person or group holding such options. In addition, the total also includes 213,196 shares of restricted stock which were granted to non-employee directors in August 2007 as compensation for service on the Board and 180,665 shares of restricted stock which were awarded to Laurence P. Birch in June 2007 as additional consideration for his joining the Company as President, Chief Executive Officer; of these restricted shares, 348,695 shares are unvested and remain subject to forfeiture.

(2)
Includes 60,913 shares that may be acquired pursuant to restricted stock awards, 1,509,085 shares held by the John N. Kapoor Trust, dated 9/20/89 (the "JNK Trust"), of which Dr. Kapoor is the sole trustee and sole beneficiary, 21,412 shares which are held by Dr. Kapoor directly, and 1,144,586 shares held by EJ Financial/NEO Management, L.P. (the "Limited Partnership") of which John N. Kapoor is Managing General Partner. The amount shown also includes: 379,500 shares which are held by the John and Editha Kapoor Charitable Foundation (the "Charitable Trust"), of which Dr. Kapoor is the sole trustee; 1,955,935 shares which are owned by the John N. Kapoor 1994-A Annuity Trust (the "Annuity Trust") of which the sole trustee is Mr. Rao Akella, who is an employee of EJ Financial Enterprises, Inc., of which Dr. Kapoor is the sole shareholder and President; and 393,220 shares which are owned by four trusts which have been established for Dr. Kapoor's children (the "Children's Trusts") of which the sole trustee is Mr. Akella. Dr. Kapoor does not have or share voting, investment or dispositive power with respect to the shares owned by the Annuity Trust (the shares held by the Annuity Trust are also reported separately as the Annuity Trust is the owner of 5% or more of the

  Common Stock) or the Children's Trusts and Dr. Kapoor disclaims beneficial ownership of these shares as well as the shares held by the Charitable Trust.

(3)
The sole trustee of the John N. Kapoor 1994-A Annuity Trust (the "Annuity Trust") is Mr. Rao Akella, who also serves as trustee for four trusts which have been established for the children of Dr. Kapoor (the "Childrens' Trusts") and which collectively own 393,220 shares. Mr. Akella is an employee of EJ Financial Enterprises, Inc., of which Dr. Kapoor is the sole shareholder and President. The shares held by the Children's Trusts are not included in the shares reported by the Annuity Trust.

(4)
Beneficial ownership of the shares has been reported on a Schedule 13G filed February 13, 2008 by Mr. Nikos Hecht as the managing member of each of Aspen Advisors LLC (which reports beneficial ownership of 359,685 shares) and Sporis Capital Advisors LLC (which reports beneficial ownership of 1,611,130 shares) and as the sole member of the managing member of Sporis Capital (whose beneficial ownership with Sporis Partners of 1,279,830 shares is included in the shares reported by Sporis Capital Advisors) and as the owner of a majority of the membership interests in each of Sporis Capital, Aspen Advisors and Sporis Capital Advisors. The principal address for Mr. Hecht and Aspen Advisors is 152 W. 57th Street, New York, NY 10019. The principal address of each of Sporis Capital Advisors, Sporis Partners and Sporis Capital is 314 S. Galena Street, Suite 300, Aspen, Colorado 81611.

(5)
Beneficial ownership of the shares has been reported on a Schedule 13G filed February 13, 2008, by Sporis Capital Advisors, LLC, and includes 1,279,830 shares held by Sporis Capital Partners, L.P., of which the general partner is Sporis Capital, LLC, and 331,300 shares which are owned by private clients of Sporis Capital Advisors. The sharers reported for Sporis Capital Advisors are also included in the shares reported for Nikos Hecht. The address of Sporis Capital Advisors is 314 S. Galena St., Suite 300, Aspen, Colorado 81611.

(6)
The address for GAM Holding AG ("GAM") is Klaustrasse 10, 8008 Zurich, Switzerland. Ownership is as reported by GAM on a Schedule 13G filed on January 23, 2008. GAM states in its Schedule 13G filing that, as of December 31, 2007, the Company's shares are held by its subsidiaries, GAM International Management Limited which is the investment advisor of GAM North American Growth.

(7)
Includes 50,761 shares of restricted stock which are subject to forfeiture.

(8)
Includes 75,000 shares that may be acquired pursuant to options exercisable as of June 27, 2008 or that will become exercisable within 60 days of June 27, 2008, and includes 135,499 shares of restricted stock which are subject to forfeiture.

(9)
Includes 60,512 shares that may be acquired pursuant to options exercisable as of June 27, 2008 or that will become exercisable within 60 days of June 27, 2008.

(10)
Based on information available to the Company as of the date of filing.

(11)
Includes 135,512 shares that may be acquired pursuant to options exercisable as of June 27, 2008 or that will become exercisable within 60 days of June 27, 2008.

Equity Compensation Plans

        The following table sets forth certain information as of December 31, 2007, with respect to compensation plans under which shares of NeoPharm, Inc.'s Common Stock may be issued.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance(2)
Equity compensation plans approved by stockholders(2)	1,252,326	$5.35	2,260,139
Equity compensation plans not approved by stockholders	—	—	—

Total	1,252,326	$5.35	2,260,139

(1)
Includes the 1998 Equity Incentive Plan (the "1998 Plan") and the 2006 Equity Incentive Plan (the "2006 Plan"). The 1998 Plan was replaced in June 2006 by the 2006 Plan. Accordingly, no further equity derivative securities can be issued under the 1998 Plan. The 1998 Plan and the 2006 Plan are described in more detail in Note 6 in the Notes to Consolidated Financial Statements in this Annual Report on Form 10-K.

(2)
Under the terms of the 2006 Plan, securities will again become available for issuance under the 2006 Plan if the previously granted options or other awards expire without being exercised or are cancelled or terminated for any reason other than expiration or termination of the 2006 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        There were no transactions since January 1, 2007 through the date hereof, or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest except for the compensation matters described elsewhere in this report.

        The Company has not yet adopted a written related-person transactions policy. However, our Audit Committee has been delegated the authority to review all related party transactions for potential conflict of interest situations and, as appropriate, approves or disapproves such related party transactions. No member of the Audit Committee who has any interest in a specific related party transaction may participate in the review of such transaction. During the upcoming year, the Audit Committee will give full consideration to the adoption of a formal policy regarding related-person transactions and, if adopted, promptly post it on the Company's website.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to us.

        Based solely on our review of copies of reports furnished to us, or written representations that no reports were required, we believe that during 2007 our executive officers, directors and 10% stockholders complied with all filing requirements of Section 16(a) in a timely manner, with the exception that Director Becker was late in filing a single Form 4 with respect to a disposition of shares.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in its general oversight of the Company's financial reporting, its system of internal control and the independence and performance of its independent registered public accounting firm. The Audit Committee is currently composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors.

        Responsibility for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations, rests with the Company's management. The Company's independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. It is the Audit Committee's responsibility, on behalf of the Board of Directors, to provide independent oversight and review of the actions of management and the independent registered public accounting firm. The Audit Committee members, however, are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent registered public accounting firm.

        The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management that the financial statements have been properly prepared in conformity with U.S. generally accepted accounting principles and on the representations of the Company's independent registered public accounting firm included in their report on the Company's financial statements. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and the independent registered public accounting firm, such oversight cannot assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm cannot assure that the audit of the Company's financial statements has been carried out in accordance with U. S. generally accepted auditing standards, that the financial statements are presented in accordance with U. S. generally accepted accounting principles or that the Company's independent registered public accounting firm are in fact "independent."

        During the year ended December 31, 2007, the Audit Committee held 4 meetings. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the Company's independent registered public accounting firm. The Audit Committee discussed with the Company's independent registered public accounting firm, with and without management present, the results of their audit of the consolidated financial statements and their reviews of interim financial information.

        The Audit Committee has reviewed and discussed the consolidated audited financial statements for the fiscal year ended December 31, 2007 with management and BDO Seidman, LLP.

        The Audit Committee also discussed with BDO Seidman, LLP matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        BDO Seidman, LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with BDO Seidman, LLP their independence from the Company. When considering BDO Seidman, LLP's independence, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the nature of the non-audit services provided and the amount of fees paid to BDO Seidman, LLP for their audit and non-audit services, both separately and in the aggregate.

        Based on its review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2007, be included in the Company's Annual Report on Form 10-K.

Submitted by the Audit Committee of the Board of Directors:

Frank C. Becker, Chairman Bernard A. Fox, and Paul E. Freiman

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating all or any portion of this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference.

INDEPENDENT AUDITOR MATTERS

Appointment of Independent Registered Public Accounting Firm

        On July 5, 2007, BDO Seidman, LLP was appointed by the Audit Committee to audit the financial statements of NeoPharm for the fiscal year ending December 31, 2007. Representatives of BDO Seidman, LLP, our independent registered public accounting firm for the current year, are expected to be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

Change of Independent Registered Public Accounting Firm

        At a meeting held on July 5, 2007, the Audit Committee approved the dismissal of KPMG LLP, as the independent registered public accounting firm of NeoPharm effective July 5, 2007. At this meeting, the Audit Committee also approved the engagement of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007, effective July 5, 2007.

        The report of KPMG LLP on NeoPharm's financial statements for the fiscal years ending December 31, 2005 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a statement in the Company's consolidated financial statements as of and for the years ending December 31, 2005 and 2006 regarding the Company's adoption of the provisions of the Statement of Financial Accounting Statements 123(R), Share-Based Payment, as of January 1, 2006.

        During NeoPharm's fiscal years ending December 31, 2005 and December 31, 2006, and in the subsequent interim period through July 5, 2007, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the matter in their report. NeoPharm requested KPMG LLP to furnish a letter addressed to the SEC stating whether it agrees with the above statement. A copy of that letter dated July 6, 2007, is filed as Exhibit 16.1 to NeoPharm's Form 8-K filed on July 6, 2007.

        There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K for the fiscal years ending December 31, 2005 and December 31, 2006 or for the subsequent interim period through July 5, 2007, except that (i) in the Company's Forms 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006, the Company reported that a control deficiency with respect to the review and verification of the accuracy of the calculation estimating fair value of non-employee stock options constituted a material weakness in internal control over financial reporting, and (ii) in the Company's 10-Q for the quarter ended March 31, 2007, the Company reported that it did not maintain sufficient staff with appropriate training in United States generally accepted accounting principles and Securities and Exchange Commission rules and regulations with respect to financial reporting.

        During NeoPharm's fiscal year ending December 31, 2006, and in the subsequent interim period through July 5, 2007, neither NeoPharm nor anyone acting on its behalf consulted BDO Seidman LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NeoPharm's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K

Principal Accounting Fees and Services

        In July 2007, the Audit Committee dismissed KPMG LLP as the Company's independent registered public accountants and hired BDO Seidman, LLP as the Company's new independent registered public accountants. The aggregate fees billed for professional services rendered by KPMG LLP for fiscal year 2006 and BDO Seidman, LLP for fiscal year 2007 were as follows:

	2007	2006
Audit fees(1)	$189,183	$457,505
Audit related fees(2)	—	91,200

Total	$189,183	$548,705

(1)
Audit fees consisted of fees for the audit of our financial statements for fiscal years 2007 and 2006, respectively, and reviews of our quarterly financial statements.

(2)
Audit related fees include fees from KPMG for fiscal year 2006 for services that are reasonably related to the performance of the audit or review of the financial statements. Such fees are not included in Audit fees and consist of the review of registration statements and the issuance of comfort letters and consents. Also included in audit related fees are fees for accounting advice provided by KPMG.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has adopted policies and procedures that require pre-approval of all audits, audit-related, tax and other services rendered by the Company's independent registered public accounting firm. Under the policy, an auditor services schedule is prepared at the beginning of each year that describes each type of service to be provided by the independent registered public accounting firm and the projected fees for each such service. The Audit Committee reviews and approves in advance, as appropriate, each service listed on the auditor services schedule and the projected fees for each such service. Projected fee amounts listed on the auditor services schedule may be updated, as appropriate in the Audit Committee's discretion, at each regularly scheduled meeting of the Audit Committee. The Audit Committee may also pre-approve particular services on a case-by-case basis. The policy allows the Audit Committee to delegate pre-approval authority to one or more members of the Audit Committee. Any decisions made by the designated pre-approval member are reported, for informational purposes only, to the full Audit Committee at its next meeting.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN
TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE PLAN AS RESTRICTED STOCK OR AS STOCK BONUSES

General

        In October 2005, our Board of Directors adopted, and our stockholders subsequently approved, our 2006 Equity Incentive Plan (the "Plan"). In 2007, our Board of Directors and stockholders approved amendments to the Plan increasing the number of shares authorized for issuance under the Plan to 3,400,000 shares and increasing the maximum number of shares of common stock that may be granted to any Grantee during any calendar year to 750,000. On July 10, 2008, our Board of Directors approved, and recommended to our stockholders, a further amendment of the Plan to increase from 500,000 to 1,500,000 the number of shares that could be awarded under the Plan as Restricted Stock or as stock bonus awards (the "Amendment").

Background

        The purpose of the Plan is to provide a means whereby employees, directors and consultants develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. In addition, the Plan seeks to advance the interests of the Company and enable the Company to attract able individuals to become employees or serve as directors or consultants and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are dependent can acquire and maintain ownership of shares of the Company's Common Stock, thereby strengthening their concern for the welfare of the Company.

        The Plan is the only equity incentive plan currently maintained by the Company for the awarding of stock options, restricted stock, stock bonuses and performance based awards. The Company previously maintained the 1995 Equity Incentive Plan (the "1995 Plan") and the 1998 Equity Incentive Plan, as amended and restated (the "1998 Plan" and with the 1995 Plan, the "Prior Plans"). As of June 30, 2008, there were no options outstanding and exercisable under the 1995 Plan and options covering 506,326 shares of Common Stock remained outstanding under the 1998 Plan. No awards have been made under the 1998 Plan since June 2006.

        During the 2007 fiscal year, we granted options to purchase 350,000 shares of common stock under the Plan to our named executive officers, which amount included 300,000 options which were granted to our President, Laurence P. Birch, upon his appointment to the position of President and CEO in March 2007, and 50,000 options which were granted to Dr. Shahid Ali, upon his election to the position of Executive Vice President in August 2007.

        In 2007, we also issued 213,196 shares of Restricted Stock under the Plan to our non-employee directors as part of their annual compensation. Further, and as part of the terms of his initial employment, the Company awarded 180,665 shares of Restricted Stock to Mr. Birch in June 2007.

        There are currently 2,260,000 shares available for issuance under the Plan. Of the available shares, only 48,050 are currently available for issuance as Restricted Stock or as stock bonus awards.

The Amendment

        The Board of Directors believes it is desirable to continue to have equity-based awards, including restricted stock awards and stock bonus awards, as well as to have cash-based awards, available under a long-term incentive plan to be used to recruit new individuals to become employees or serve as directors or consultants, to advance the interests of the Company and its stockholders, and for incentive purposes, where necessary. The Amendment will ensure that shares of Common Stock will continue to be available for issuance in the form of Restricted Stock and stock bonus awards, allowing the Company to choose the incentives most appropriate to individual circumstances and most likely to benefit the Company and its stockholders.

        Stockholders are being requested in this Proposal 2 to approve an amendment to the Plan to increase the maximum number of shares that may be awarded as Restricted Stock or stock bonus awards under the Plan from 500,000 to 1,500,000. The Amendment does not increase the total shares available for issuance under the Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2008 Annual Meeting of Stockholders will be required to approve the amendment to the Plan. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the Plan, as amended by the Amendment, is appended to this proxy statement as Appendix A.

The Board of Directors Recommends a Vote
in Favor of Proposal No. 2

        The following is a brief summary of the material features of the Plan, as amended. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A. All capitalized terms which are not defined herein are defined in the Plan.

Summary of Operation of the Plan

Eligibility and Participation

        All employees, directors and consultants are eligible to participate in the Plan. For purposes of the Plan, an "employee" means any person, including officers and directors employed by the Company or any subsidiary; a "director" means any individual who is a member of the Board of Directors of the Company; and a "consultant" means any person who is engaged by the Company or any subsidiary to render consulting or advisory services and is compensated for such services and also includes any director of the Company whether compensated for his services or not.

        As of the date of this Proxy Statement, approximately 18 employees of the Company are eligible to receive Plan Awards, including the currently employed named executive officers of the Company set forth in the SUMMARY COMPENSATION TABLE on page 9 of this Proxy Statement. In addition, four currently serving non-employee directors of the Company are eligible to receive Plan Awards. The Company is unable to reasonably estimate the number of other consultants who will be eligible to receive Plan Awards.

        The table included in this Proxy Statement under the caption "INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION—Outstanding Equity Awards at December 31, 2007," shows the options granted to the named executive officers through December 31, 2007. During the 2007 fiscal year, options covering an aggregate of 350,000 common shares were granted under the Plan, which consisted of grants of 300,000 options to Mr. Laurence Birch upon his employment as the Company's President and CEO, and 50,000 options to Dr. Shahid Ali upon his promotion to Executive Vice President. As discussed under the heading "INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION—Compensation of Directors," in 2007 each non-employee director received grants of restricted stock under the Plan having a value at the time of grant of $50,000 ($60,000 in the case of our Chairman), which grants resulted in the issuance of 213,196 shares in the aggregate. In addition, in June 2007 as part of the consideration for Mr. Birch joining the Company, the Company awarded him 180,665 shares of Restricted Stock, which vest at the rate of 25% per year beginning on the first anniversary of the date of grant.

        Because Plan Awards are granted by the Compensation Committee to participants based on a subjective determination of the relative current and future contribution that each individual has made or may make to the long-term welfare of the Company, past awards may not be reflective of future Plan Awards.

Common Stock Available under the Plan

        Subject to certain adjustments as described below under the heading "—Adjustments," the maximum number of shares of Common Stock of the Company available for grant to participants under the Plan (the "Share Authorization") is currently 3,400,000. The Amendment will not increase the total number of shares issuable under the Plan and will not affect any awards outstanding under the Plan or the Prior Plans, all of which will remain in effect in accordance with their respective terms.

        Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares of Common Stock or treasury shares. Shares of Common Stock covered by a Plan Award will be counted as used to the extent they are actually issued. If, and to the extent, an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited, without, in either case, the holder of such Award having enjoyed the benefits of stock ownership (other than dividends that are likewise forfeited or voting rights), the shares of Common Stock (including restricted stock) associated with such an Award becomes available for other Awards; provided, however, that to the extent that the benefit in connection with a 2006 Plan Award is paid in cash, there shall be deducted from the shares of Common Stock available under the Plan a number of shares equal to the amount of cash paid divided by the Fair Market Value (as hereinafter defined) of a share of the Common Stock on the date of such payment.

Administration

        As determined by the Board, the Plan is administered by the Compensation Committee of the Board (the "Committee"). The Committee has, among other rights, the full and exclusive discretionary power: to grant Awards and determine the terms and conditions of such Awards; to determine when and to whom Awards will be made; to determine the amount of consideration to be paid for Restricted Stock and the forfeiture and other restrictions to be imposed on such Restricted Stock; to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan; to prescribe, amend, and rescind rules relating to the Plan; to determine the restrictions or conditions of Awards (including the performance criteria and Measuring Period for performance-based Awards) and of Common Stock acquired under an Award; to cancel, with the consent of the Grantee, outstanding Awards and grant new Awards in substitution therefor (but only as permitted by the specific provisions of the Plan); to accelerate the exercisability of, and to accelerate or waive any or all restrictions and conditions applicable to, Awards; to extend, as permitted by the Plan, the time during which Awards may be exercised; to amend Awards with the consent of the Grantee or to amend Awards without the consent of a Grantee if the rights of the Grantee are not adversely affected or as necessary or desirable to carry out the purpose of the Award in light of changes to applicable laws or regulations; to certify that, with respect to any performance based Award, that the underlying performance goals and conditions have been satisfied; to permit an eligible participant to receive Options in lieu of compensation; to approve the manner of payment for Awards and the terms of any loans or guarantees made pursuant to the Plan; to prohibit a Grantee from making an election under Section 83(b) of the Internal Revenue Code; to require written investment representations from Grantees; to make equitable adjustments to Awards as permitted by the Plan; and, to take any other action with respect to any matters relating to the Plan for which it is responsible. Notwithstanding the foregoing, the Committee may not "reprice" Awards without stockholder approval.

        Except to the extent prohibited by applicable law or the applicable rules of a stock exchange (including, for this purpose, the rules promulgated by NASDAQ), the Committee may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked or modified by the Committee at any time, but such revocation or modification shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan. Notwithstanding any other provision of the Plan, unless the Board determines otherwise, the Committee shall not allocate any portion of its responsibilities and powers to any other person or persons with respect to grants to (i) any executive officer, directors or 10% Owners of any class of the Company's equity securities that are registered pursuant to the Exchange Act, as more fully described under Section 16 of the Exchange Act or (ii) a Named Executive Officer of the Company (acting in such capacity).

Description of Plan Awards

        The Plan authorizes the grant or award of (i) ISOs; (ii) NSOs; (iii) SARs; (iv) Restricted Stock; (v) performance units; (vi) performance shares, and (vii) bonuses paid in shares of Common Stock.

        Employees may be granted ISOs. Employees, directors and consultants may be granted or awarded NSOs, SARs, Restricted Stock, performance units, performance shares, or Common Stock bonuses.

        The "Grant Date" of an Award is the date on which the Committee grants the Award or such later date as specified in advance by the Committee. The term of each Award (subject to restrictions applicable to ISOs) may not be for more than 10 years from the Grant Date, and is subject to earlier termination as permitted by the terms of the Plan. If otherwise eligible, a Grantee may be granted additional Awards in any combination. Finally, to the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

Restricted Stock; Stock Bonus Awards

        The Committee may, in its discretion, grant restricted stock or stock bonus awards to eligible participants. Currently, the Plan limits the total number of shares that may be issued as restricted stock, or awarded in the form of a stock bonus, to 500,000, of which 451,950 have been issued to date. Under the terms of the Amendment, the maximum number of shares that could be issued as restricted stock and/or in the form of a stock bonus would be increased to 1,500,000.

        The Committee, in accordance with the terms of the Plan, is required to determine the amount that an individual who has been granted an Award (a "Grantee") shall pay for shares of Restricted Stock. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares. In the discretion of the Committee, and to the extent permitted by law, payment by Grantees other than a Grantee who is a Section 16 Person, may also be made through loans or guarantees permitted under the Plan. The Committee may, but need not, provide that all or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an Option, shall be forfeited, except as otherwise specified in the Award Agreement, upon the Grantee's termination of Continuous Status as an Employee or Consultant for reasons other than death, Disability (as defined in the Plan) or any other reason specified in the Award Agreement within a specified time period after the Grant Date, or if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of Continuous Status as an Employee or Consultant, or upon failure to satisfy such other restrictions as the Committee may specify in the Award Agreement.

        With respect to Awards that are made in the form of a stock bonus, the Committee is permitted to grant shares of stock which are available under the Plan to any individual who is eligible to receive Awards under the Plan in such amount (subject to the overall aggregate limitations set forth in the Plan) and subject to such terms and conditions, as the Committee, in its discretion, shall determine.

Options

        NSOs may be granted to any eligible participant under the Plan. However, ISOs may be granted only to eligible employees of the Company or any designated subsidiary as permitted under the applicable provisions of the Internal Revenue Code.

        No later than the Grant Date of any Option, the Committee is required to determine the Option Price of such Option; provided, however, that the Committee may elect to determine the Option Price as of the date the Grantee is hired or promoted (or similar event), if the Grant Date occurs not more than 90 days after the date of hiring, promotion or other event. The Option Price of an Option (other than an ISO) shall not be less than 85% of the "Fair Market Value" (as defined in the Plan) of the Stock on the Grant Date. The Award Agreement may provide that the Option shall be exercisable for Restricted Stock or that it will be awarded in tandem with a SAR.

        If, and to the extent deemed necessary by the Committee with respect to a NSO granted to a named executive officer, the price to be paid for each share of Common Stock upon exercise of the Option shall be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, the exercisability of such Option must be subject to one or more of the performance goals set forth in the Plan that will enable such Option to qualify as "performance-based compensation" under Treasury Regulations promulgated under Section 162(m) of the Code.

        The Committee may, in its discretion, permit an employee, director or consultant eligible to receive Awards under the Plan to elect, prior to earning compensation, to be granted an Option or Options under the Plan in lieu of receiving such compensation. Subject to the express terms of the Plan, such Options shall have such terms and conditions as the Committee in its discretion specifies; provided that, in the judgment of the Committee, the value of such Options on the Grant Date equals the amount of compensation foregone by such employee, director or consultant; and provided, further, that except to the extent such condition may be waived by counsel to the Company, a person who is subject to potential liability under Section 16 of the Exchange Act (a "Section 16 Person") must irrevocably elect to forego such compensation and acquire such Option at least six months prior to the Grant Date of such Option.

        The exercise price of any Option must be paid in full at the time of exercise (i) in cash or by check; (ii) by tendering shares of Common Stock having a Fair Market Value equal to the exercise price; (iii) with the Committee's approval, surrender of shares of Restricted Stock held by the Grantee for at least six (6) months prior to exercise of the Option and valued at the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of exercise of the Option; (iv) by a cashless (broker-assisted) exercise; or (v) by a combination of (i), (ii), (iii) and/or (iv). If the exercise price is paid through the tender of previously acquired shares of Common Stock, such shares must have either been purchased on the open market or been held by the participant for at least six months prior to their tender if acquired under the Plan or any other compensation plan maintained by the Company.

        If Restricted Stock is used to pay for Stock subject to an Option, the Committee may, but need not, specify that (i) all the shares of Common Stock acquired on exercise of the Option will be subject to the same restrictions as the tendered Restricted Stock, determined as of the date of exercise of the Option, or (ii) a number of shares of Common Stock acquired on exercise of the Option equal to the number of shares of tendered Restricted Stock shall, unless the Committee provides otherwise, be subject to the same restrictions as the tendered Restricted Stock, determined as of the date of exercise of the Option.

Stock Appreciation Rights (SARs)

        The Committee may, in its discretion, grant SARs to eligible participants and, in such case, the Award Agreement will specify the grant price, the term of the SAR and such other provisions as the Committee determines. SARs may be awarded in conjunction with an Option Award ("Tandem SARs") or independent of any Option Award ("Stand-Alone SARs"). A Tandem SAR may be awarded either at or after the time the related Option Award is granted, provided that a Tandem SAR awarded in conjunction with an ISO may only be awarded at the time the ISO is granted. Notwithstanding any other provision of the Plan, the base price per share of Common Stock covered by a SAR granted under the Plan may not be less than the Fair Market Value of a share of Common Stock on the Grant Date of the SAR, provided, however, that, in the case of a Tandem SAR awarded in conjunction with an ISO granted to a "10% Owner," (as defined in the Plan) the base price may not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date of the SAR. Unless sooner terminated in accordance with its terms, a Stand-Alone SAR will automatically expire on the tenth anniversary of the Grant Date and a Tandem SAR will expire upon the expiration of the related Option.

        Upon the exercise of a SAR, a participant will be entitled to receive payment from the Company in an amount, in cash and/or shares of Common Stock, determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the exercise date over the grant price by (ii) the number of shares of Common Stock with respect to which the SAR is exercised. Except as otherwise specifically provided in the Plan or the Award Agreement, a Tandem SAR will be exercisable only at the same time and to the same extent and subject to the same conditions as the related Option is exercisable. The exercise of a Tandem SAR will terminate the related Option to the extent of the shares of Common Stock with respect to which the SAR is exercised, and vice versa. The Committee may establish such rules and procedures as it deems appropriate for the exercise of SARs under the Plan.

Performance Units and Performance Shares

        The Committee may also grant performance units and/or performance shares to eligible participants, as evidenced by an Award Agreement. In any such case, the Committee shall establish performance goals for a participant for a particular performance (a "Measuring Period") period based upon various performance measures as described below under the heading "—Performance Measures." Each performance unit will have an initial value that is established by the Committee at the time of the grant. Each performance share will have an initial value equal to not less than the Fair Market Value of a share of Common Stock on the grant date. The Committee will set performance goals which will, depending on the extent to which they are met, determine the value and/or number of performance units or performance shares that will be paid out to the participant. Performance units will be paid in cash unless payment in shares of Common Stock is provided for in the Award Agreement, in which case the number of shares of Common Stock payable in lieu of cash will be determined by valuing the Common Stock at its Fair Market Value on the date of payment. Performance shares will be paid in shares of Common Stock except to the extent that the Committee determines to pay cash in lieu of Common Stock, in which case the amount of cash will be based on the Fair Market Value of the Common Stock on the business day next preceding the date the cash is to be paid.

Performance Measures

        The performance goals upon which the payment or vesting of a Plan Award to any eligible participant may be made subject, will be limited to the following performance measures: It must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the performance goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable Measuring Period or at such later date not later than 90 days after the commencement of the Measuring Period when fulfillment is substantially uncertain and in any event before completion of 25% of the Measuring Period, and (3) based on any one or more of the following performance goals ("performance goals") (which may be applied to an individual, a Subsidiary, a business unit or division, or the Company and any one or more of its Subsidiaries, business units or divisions as a group, as determined by the Committee): (i) total stockholder return; (ii) the achievement of a specified closing or average closing price of the Stock; (iii) the price of a share of Common Stock or the absolute or percentage increase in the closing or average closing price of the Stock; (iv) Fair Market Value of the Company or any Subsidiary or shares of Common Stock or stock of any Subsidiary, (v) the absolute or percentage increase in market share; (vi) one or more of the following measures of the Company's net income for the specified Measuring Period determined in accordance with generally accepted accounting principles as consistently applied by the Company: absolute net income (before or after taxes) or operating income or a percentage or absolute dollar increase in net income (before or after taxes) or operating income; earnings per share or a percentage or absolute dollar increase in earnings per share; return on assets employed, equity, capital or investment or a percentage or absolute dollar increase in return on assets employed, equity, capital or investment; absolute gross (or net or operating) margins or percentage increase in gross (or net or operating) margins; absolute cash flow from operations or a percentage in absolute dollar increase in cash flow; or the Company's absolute gross revenues or a percentage or absolute dollar increase in gross revenues for the specified Measuring Period determined in accordance with generally accepted accounting principles as consistently applied by the Company; and/or (vii) achievement of advances in research; implementation or completion of projects or processes; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials for a product; FDA or other regulatory body approval for commercialization of products; commercial launch of new products; the formation of joint ventures or collaborations; increase in customer base; measures of customer satisfaction or economic value added. The awards may be based on the Company's performance alone, or the Company's performance may be measured against variously weighted published benchmark indices, including, but not limited to, various stock market indices with respect to the price of a share of Common Stock, that the Committee determines are representative of the Company's peer group.

        If, and to the extent permitted for Awards intended to qualify as "performance-based" under Section 162(m) of the Code, the Committee may provide for the adjustment of such performance goals to reflect changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar types of events or circumstances occurring during the applicable Measuring Period.

Tax Withholding

        Whenever under the Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits under the Plan, the Company has the right to require as a condition of payment or delivery: (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local tax withholding requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Common Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

        Additionally, if any disqualifying disposition is made with respect to shares of Common Stock acquired under an ISO granted pursuant to the Plan or any election under Section 83(b) of the Internal Revenue Code is made, the person making such disqualifying disposition or election is required to remit to the Company an amount sufficient to satisfy all federal, state, and local tax withholding requirements thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Common Stock due to the Grantee under the Plan.

        In making any Award, the Committee may elect to pay, as a cash bonus, the amount of the tax owed by Grantee up to a maximum of thirty (30%) percent of the Fair Market Value of the Award.

Change in Control

        Under the Plan, a "Change in Control" will be deemed to occur if:

            (i)  the acquisition or holding by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (other than by the Company or any of its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then-outstanding Common Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that no such person, entity or group shall be deemed to own beneficially: (A) any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary; (B) any securities acquired pursuant to a benefit plan of the Company or a Subsidiary; (C) any securities issuable pursuant to an option, warrant or right owned by such person, entity or group as of the close of business on the business day immediately preceding the Effective Date; (D) any security that would otherwise be beneficially owned by such person, entity or group as of the close of business on the business day immediately preceding the Effective Date; and (E) any securities issued in connection with a stock split, stock dividend or similar recapitalization or reorganization with respect to shares covered by the foregoing exceptions; or

           (ii)  individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act)) shall be deemed to be members of the Incumbent Board; or

          (iii)  approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 60%, respectively, of the then-outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that for the purposes of determining whether a Change of Control has occurred the votes of all Section 16 Persons shall be disregarded in determining whether stockholder approval has been obtained.

        Notwithstanding the foregoing, a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur.

        Except as otherwise provided in the applicable Award Agreement, in the event of a Change of Control, all unvested Awards become immediately vested and exercisable; provided, however, that the benefit payable with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such Change of Control shall be equal to the product of the Unit Value (as defined in the Plan) multiplied successively by each of the following:

            (i)  a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such

  Change of Control and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

           (ii)  a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Measuring Period.

Adjustments

        The aggregate number of shares of Common Stock issuable pursuant to the Plan and the exercise of ISOs, the maximum number of shares of Common Stock with respect to which Options, SARs or other equity Awards may be granted to or earned by any Grantee in any calendar year, the number of shares of Common Stock and the exercise price per share covered by each outstanding Option, the number of shares of Common Stock and the base price per share covered by each outstanding SAR, the number of shares of Common Stock covered by each outstanding performance unit or performance share, and any per-share base or purchase price or target market price included in the terms of any such Award and all related terms shall all be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from any split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of the Company's capital stock.

        If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company) (an "Exchange Transaction"), all outstanding Options shall be converted into Options to purchase shares of Exchange Stock and all outstanding SARs shall be converted into SARs relating to shares of Exchange Stock unless the Board, in its sole discretion, determines that all such Options and/or SARs shall instead terminate, in which case the Company shall notify the Option holders and SAR holders in writing or electronically, at least fifteen (15) days prior to the consummation of the Exchange Transaction, that each holder of Options and SARs shall have the right, contingent upon the occurrence of the Exchange Transaction, to exercise all of his or her outstanding Options and SARs in full (whether or not the vesting conditions, if any, set forth in the related Option and SAR Award Agreements have been satisfied) for the period specified in the notice (but in any case not less than fifteen days from the date of such notice); provided that, if the Exchange Transaction does not take place within the specified period in the notice for any reason whatsoever, the notice and any exercise pursuant thereto shall be null and void. The amount and exercise or base price of converted Options and SARs shall be determined by adjusting the amount and price of the Options and SARs granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. To the extent provided with respect to a Change of Control, the converted Options and SARs shall be fully vested whether or not the vesting requirements set forth in the Option or SAR Agreement have been satisfied.

        The Board, acting in its discretion, but subject to the provisions of the Plan dealing with a Change of Control, may provide for cash settlement and/or make such other adjustments to the terms of any other outstanding Award as it deems appropriate in the context of an Exchange Transaction, taking into account the manner in which outstanding Options and SARs are being treated.

Loans and Loan Guarantees

        The Committee may allow a Grantee, other than a Section 16 Person, to defer payment to the Company of all or part of the exercise price of an Option, the purchase price of Restricted Stock or any taxes associated with any non-cash benefit under the Plan. The Committee may also cause the Company to guarantee a third-party loan to a Grantee, other than a Section 16 Person, to cover such amounts. The terms of any such deferral or guarantee must be part of a binding agreement which shall include an interest rate not more favorable to the Grantee than the terms applicable to funds borrowed by the Company from time to time. The Committee may require the immediate repayment of any deferred amount or the immediate release of any guaranteed amount upon the Grantee's termination of employment or upon sale or transfer of the shares of Common Stock purchased pursuant to the deferral or guarantee. In its discretion, the Committee may forgive the repayment of any or all of the principal of or interest on any such deferred payment obligation.

Exercise After Termination of Continuous Status as an Employee or Consultant

        If a Grantee's continuing status as an employee, director or consultant is terminated for Cause (as defined in the Plan), all unvested or unexercised Awards, and forfeitable shares of Restricted Stock, will terminate or be forfeited, as applicable. In the event of death or Disability of a Grantee, any Restricted Stock will become vested, any unexercised Option or SAR may be exercised for twelve months following the date of termination, and any unexercised performance share or performance units may be exercised for 180 days following such date, provided that if an applicable Measuring Period has not ended, the benefit will be pro-rated on the basis of the elapsed portion of the Measuring Period and the actual or extrapolated performance, as determined by the Committee, over the full measuring period. If a Grantee's continuing status as an employee, director or consultant terminates for any other reason, any Restricted Stock, to the extent forfeitable, will be forfeited, the then-exercisable portion of any unexercised Option or SAR may be exercised for 90 days and any unexercised performance shares or performance units shall become non-forfeitable and may be exercised in whole or in part within 90 days of such event, but only if and to the extent determined by the Committee or as set forth in the Award Agreement. The Committee has the discretion to extend such post-termination exercisability.

Limited Transferability of Plan Awards

        During a Grantee's lifetime, a Grantee's 2006 Plan Awards are exercisable only by the Grantee. Except as noted hereafter, Plan Awards are not transferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and subject to certain exceptions, the Committee may, in its discretion, authorize Options (other than ISOs), granted to a Grantee to be on terms which permit Options, once such Options have vested, to be transferred by the Grantee to immediate family members, trusts for the exclusive benefit of immediate family members, or to a partnership in which only immediate family members are partners, in each case, however, provided that the transfer is without consideration and was specifically authorized in the Award Agreement.

U.S. Federal Income Tax Consequences

        The following is a brief summary of the general U.S. federal income and employment tax consequences relating to the 2006 Plan. This summary is based on U.S. federal tax laws and regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income or employment tax laws. Individuals should not rely on this summary as applicable to them but should instead consult their own tax advisors.

        ISOs.    ISOs are intended to qualify for special treatment available under Section 422 of the Code. A participant generally will not recognize any income when an ISO is granted or exercised and the Company generally will not receive a deduction at either of those times. Also, ISOs are not subject to employment taxes.

        If a participant acquires shares of Common Stock by exercising an ISO and continues to hold those shares of Common Stock for one year or, if longer, until the second anniversary of the grant date (each of these periods is called an "ISO Holding Period"), the amount the participant receives when the participant disposes of the shares of Common Stock minus the exercise price will be taxable at long-term capital gain or loss rates (this is referred to as a "qualifying disposition"), depending on whether the amount the participant receives when the participant disposes of the shares of Common Stock is larger or smaller than the exercise price the participant paid. Upon a qualifying disposition, the Company is not entitled to a deduction.

        If a participant disposes of the shares of Common Stock before the end of either ISO Holding Period (this is referred to as a "disqualifying disposition"), the participant will recognize compensation income equal to the excess, if any, of (i) the Fair Market Value of the shares of Common Stock on the date the ISO was exercised, or, if less, the amount received on the disposition, over (ii) the exercise price. The Company will be entitled to a deduction equal to the income that the participant recognizes. The participant's additional gain will be taxable at long-term or short-term capital gain rates (depending on whether the participant held the shares of Common Stock for more than one year).

        If a participant uses shares of Common Stock acquired by exercising an ISO ("Delivered Shares") to pay the exercise price of another ISO, the participant's payment will be treated as a disqualifying disposition of the Delivered Shares if the Delivered Shares are used to exercise an ISO before the end of their ISO Holding Periods. This type of disposition generally will cause the participant to recognize ordinary income on the Delivered Shares equal to the difference between the exercise price of the Delivered Shares and the fair market value of the Delivered Shares at exercise. The Company will be entitled to a deduction equal to the ordinary income that the participant recognizes. If a participant exercises the participant's ISO using (i) shares of Common Stock that were not purchased pursuant to an ISO or (ii) Delivered Shares that were purchased by exercising an ISO and that satisfied their ISO Holding Periods, the participant generally will not recognize income, gain or loss in connection with the exercise.

        If a participant exercises the participant's ISO using only Delivered Shares to pay the exercise price, the participant's basis in the same number of new shares of Common Stock will be the same as the participant's basis in the Delivered Shares plus the taxable income, if any, that the participant recognized on the delivery of the Delivered Shares. Any additional new shares of Common Stock will have a zero basis.

        The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. When an ISO is exercised, a participant must treat the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. Under some circumstances the exercise of an ISO may subject the participant to alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

        NSOs.    NSOs do not receive the special tax treatment afforded to ISOs under the Internal Revenue Code. A participant will not recognize any income when an NSO is granted and the Company will not receive a deduction at that time. However, unlike an ISO, when an NSO is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of Common Stock that the participant purchased on the date of exercise over the exercise price. Also, unlike an ISO, this same amount will be subject to employment taxes, including social security and Medicare taxes. If a participant uses shares of Common Stock or a combination of shares of Common Stock and cash to pay the exercise price of an NSO, he or she will have ordinary income equal to the value of the excess of the number of shares of Common Stock that the participant purchases over the number the participant surrenders, less any cash the participant uses to pay the exercise price. This same amount will be subject to employment taxes, including social security and Medicare taxes. When an NSO is exercised, and subject to compliance with the restrictions imposed by Section 162(m) of the Code with respect to certain executive officers, the Company will be entitled to a deduction equal to the ordinary income that the participant recognizes.

        If the amount a participant receives when the participant disposes of the shares of Common Stock that the participant acquired by exercising an NSO is larger than the exercise price the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of Common Stock for more than one year after the participant acquired them by exercising the NSO. But, if the amount a participant receives when the participant disposes of the shares of Common Stock that the participant acquired by exercising an NSO is less than the exercise price the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of Common Stock for more than one year after the participant acquired them by exercising the NSO.

        Restricted Stock.    Unless a participant makes an election under Section 83(b) of the Code, the participant will not recognize taxable income when Restricted Stock is granted and the Company will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the participant can no longer lose them) equal to the fair market value of the shares of Common Stock the participant receives when the restrictions lapse, less any consideration paid for the Restricted Stock, and the Company generally will be entitled to a deduction equal to the income that the participant recognizes. Also, the same amount will be subject to employment taxes, including social security and Medicare taxes.

        If the amount a participant receives when the participant disposes of these shares of Common Stock is larger than the value of the shares of Common Stock when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of Common Stock for more than one year after the Restricted Stock vested. But, if the amount the participant receives when the participant disposes of these shares of Common Stock is less than the value of the shares of Common Stock when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of Common Stock for more than one year after the Restricted Stock vested.

        The Plan permits the Committee, on the grant date, or any later date, to prohibit a participant from making an election under Section 83(b). If the Committee has not prohibited the participant from making a Section 83(b) election, and the participant makes a Section 83(b) election, the participant will recognize ordinary income on the grant date equal to the fair market value of the shares of Restricted Stock on the grant date, less any consideration paid for the Restricted Stock, and the Company will be entitled to a deduction equal to the income that the participant recognizes at that time. Also, the same amount will be subject to employment taxes, including social security and Medicare taxes. However, the participant will not recognize income when the restrictions lapse. If a participant earns the shares of Common Stock, any appreciation between the grant date and the date the participant disposes of the shares of Common Stock will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of Common Stock for more than one year after the grant date. But, if the amount the participant receives when the participant disposes of these shares of Common Stock is less than the value of the shares of Common Stock on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of Common Stock for more than one year after the grant date. If a participant forfeits the participant's Restricted Stock (i.e., the restrictions on such stock do not lapse), the participant cannot take a tax deduction in connection with that forfeiture.

        SARs.    A participant will not recognize any income when a SAR is granted and the Company will not receive a deduction at that time. When a SAR is exercised, a participant will recognize ordinary income equal to the cash and/or fair market value of the shares of Common Stock the participant received upon exercise. The Company will be entitled to a deduction equal to the ordinary income that the participant recognizes. Also, the same amount will be subject to employment taxes, including social security and Medicare taxes. If the amount a participant receives when the participant disposes of any shares of Common Stock acquired upon the exercise of a SAR is larger than the value of the shares of Common Stock when the SAR was exercised, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of Common Stock for more than one year after the SAR was exercised. But, if the amount the participant receives when the participant disposes of these shares of Common Stock is less than the value of the shares of Common Stock when the SAR was exercised, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of Common Stock for more than one year after the SAR was exercised.

        Performance Units and Performance Shares.    A participant will not recognize taxable income when the Company grants the participant performance units or performance shares and the Company will not receive a deduction at that time. However, if the participant satisfies the conditions imposed on the Plan Award, the participant will recognize ordinary income equal to the cash or the fair market value of the shares of Common Stock the participant receives at the time of delivery. Also, the same amount will be subject to employment taxes, including social security and Medicare taxes. The Company generally will be entitled to a deduction equal to the income that the participant recognizes.

        If the amount a participant receives when the participant disposes of the shares of Common Stock acquired upon the settlement of a performance unit or performance share is larger than the value of the shares of Common Stock when the participant received them, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the shares of Common Stock for more than one year after they were issued. But, if the amount the participant receives when the participant disposes of these shares of Common Stock is less than the value of the shares of Common Stock when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the shares of Common Stock for more than one year after they were issued.

        Section 409A of the Internal Revenue Code.    In 2004, the Code was amended to add Section 409A, which creates new rules for amounts deferred under "non-qualified deferred compensation plans." The proceeds of any grant that is subject to Section 409A may be subject to a 20 percent excise tax if those proceeds are distributed before the recipient separates from service or before the occurrence of other specified events, such as death, disability or a change of control, all as defined in Section 409A. The Committee intends to administer the Plan in a manner consistent with Code Section 409A and, if necessary, will amend the Plan to comply with Section 409A before December 31, 2008 (or a later date specified by the Internal Revenue Service).

        The Plan provides that no deferral of compensation (as defined under Section 409A or the guidance thereto) is intended under the Plan. If any Plan Award would be considered deferred compensation and if the Plan fails to meet the requirement of Section 409A with respect to such Plan Award, then such Plan Award will be null and void. The Committee may permit deferrals of compensation pursuant to the terms of a participant's Award Agreement, a separate plan or a subplan which meets the requirements of Section 409A. Additionally, to the extent any Plan Award is subject to Section 409A, the Plan does not permit any distribution pursuant to such Award, or any acceleration or delay of the time or schedule of any distribution related to such Plan Award, except as permitted by Section 409A, the regulations thereunder and/or the Secretary of the United States Treasury.

ANY U.S. FEDERAL TAX ADVICE CONTAINED IN THE FOREGOING IS NOT INTENDED
OR WRITTEN BY THE PREPARER OF SUCH ADVICE TO BE USED, AND IT CANNOT
BE USED BY THE RECIPIENT, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY
BE IMPOSED ON THE RECIPIENT. THIS DISCLOSURE IS INTENDED TO SATISFY
U.S. TREASURY DEPARTMENT REGULATIONS.

Other Matters

        The Plan is intended to comply with Section 162(m) of the Code with respect to Plan Awards granted to employees who are or who may become a "covered employee" as defined in Section 162(m). For purposes of complying with Section 162(m), the Plan provides that no more than 750,000 shares of Common Stock may be granted to or earned by any Grantee under any performance based award during any calendar year and also limits the amount of compensation that will qualify as performance based compensation under any performance units or performance shares. The Company obtained stockholder approval of the Plan, and is seeking approval of the Amendment, in order to satisfy the shareholder approval requirements of the rules of the NASD as well as those under Section 162(m) of the Code. If stockholder approval of the Amendment is not obtained, the Amendment and any Restricted Stock Award made under the Plan prior to the 2008 Annual Meeting of Stockholders beyond the number of shares of Common Stock previously authorized under the Plan will be null and void.

Recommendation and Vote

        The affirmative vote of holders of a majority of the Company's shares of Common Stock that are voted on the proposal to approve the Amendment to the Plan is necessary to approve the Amendment. Under applicable NASDAQ Rules, broker non-votes will not be treated as votes cast. Abstentions will be treated as votes cast and will have the effect of a vote "AGAINST" the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" THE APPROVAL OF THE AMENDMENT.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Action is to be taken at the Annual Meeting with respect to the ratification of the independent registered public accounting firm, which was selected by the Audit Committee of the Board of Directors, to audit the financial statements of the Company for fiscal year ending December 31, 2007. Although the ratification of the appointment of the independent registered public accounting firm is not required to be submitted to a vote of the stockholders, the Company believes that such ratification is a matter on which the stockholders should express their opinion. Notwithstanding stockholder approval of the ratification of the independent registered public accounting firm, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO Seidman, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008.

        BDO Seidman, LLP has advised the Company that no member of its firm has any direct or indirect material financial interest in NeoPharm. Representatives of BDO Seidman, LLP, our independent registered public accounting firm for the current year, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

STOCKHOLDER PROPOSALS AND OTHER MATTERS FOR THE 2009 ANNUAL MEETING

        Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders to be held in 2009 must be received by the Company on or before March 18, 2009 for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting. In addition, the Company's Bylaws contain advance notice procedures for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations for election to the Board, that must be complied with. A stockholder proposal or nomination intended to be brought before the 2009 Annual Meeting must be delivered to the Secretary no later than March 18, 2009. All proposals and nominations should be directed to Corporate Secretary, NeoPharm, Inc., 101 Waukegan Road, Suite 970, Lake Bluff, Illinois 60044 (fax no. 847-887-9281; email corporatesecretary@neopharm.com).

OTHER MATTERS

        The only matters which management intends to present to the meeting are set forth in the Notice of Annual Meeting. Management knows of no other matters that will be brought before the meeting by any other person. However, if any other matters are properly brought before the meeting, the persons named on the enclosed form of proxy intend to vote on such matters in accordance with their best judgment on such matters.

2007 ANNUAL REPORT ON FORM 10-K

        A copy of the Company's 2007 Annual Report on Form 10-K (the "Form 10-K/A") accompanies this Proxy Statement as part of the Company's 2007 Annual Report. Additional copies of the Form 10-K/A are available to stockholders without charge on request made in writing to the following address: Office of the Secretary, NeoPharm, Inc., 101 Waukegan Road, Lake Bluff, Illinois 60044.

By Order of the Board of Directors,

Laurence P. Birch, Secretary

July 11, 2008

APPENDIX A

NEOPHARM, INC.

2006 EQUITY INCENTIVE PLAN
(as amended through July 2008)

        Introduction.    NeoPharm, Inc., a Delaware corporation (the "Company"), hereby establishes the NeoPharm 2006 Equity Incentive Plan (the "Plan"), effective on the Effective Date (as defined below).

        1.    Purpose.

        The purpose of the Plan is to advance the interests of the Company and enable the Company to attract and retain officers, directors, employees and consultants. The Plan will also encourage and facilitate the acquisition of a larger personal financial interest in the Company by those officers, directors, employees and consultants upon whose judgment and efforts the Company is largely dependent on for the successful conduct of its operations. An additional purpose of the Plan is to provide a means by which officers, directors, employees and consultants of the Company and its Subsidiaries can acquire and maintain Stock ownership, thereby strengthening their commitment to the success of the Company and their desire to remain associated with the Company and its Subsidiaries. It is anticipated that the acquisition of such financial interest and Stock ownership will stimulate the efforts of such officers, directors, employees and consultants on behalf of the Company, strengthen their desire to continue in the service of the Company and encourage shareholder and entrepreneurial perspectives through Stock ownership.

        2.    Definitions.

        As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms set forth below shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        (a)       "Administrator" means a Committee of the Board appointed pursuant to Section 4 of the Plan.

        (b)       "Award" means Options, shares of Restricted Stock, performance units, performance shares, SARs, or stock bonuses granted under the Plan.

        (c)       "Award Agreement" has the meaning specified in Section 4(c)(vi).

        (d)       "Board" means the Board of Directors of the Company.

        (e)       "Cause" means conviction of the Grantee of a felony; the material violation by the Grantee of written policies of the Company or a Subsidiary; the gross and habitual negligence by the Grantee in the performance of the Grantee's duties to the Company or its Subsidiaries; or the willful and intentional action or omission to act in connection with the Grantee's duties to the Company or a Subsidiary resulting, in the opinion of the Administrator, in injury of a material nature to the Company or a Subsidiary.

        (f)        "Change of Control" means any of the following:

          (i)        the acquisition or holding by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (other than by the Company or any of its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 30% or more of either the then-outstanding Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that no such person, entity or group shall be deemed to own beneficially: (A) any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary; (B) any securities acquired pursuant to a benefit plan of the Company or a Subsidiary; (C) any securities issuable pursuant to an option, warrant or right owned by such person, entity or group as of the close of business on the business day immediately preceding the Effective Date; (D) any security that would otherwise be beneficially owned by such person, entity or group as of the close of business on the business day immediately preceding the Effective Date; and (E) any securities issued in connection with a stock split, stock dividend or similar recapitalization or reorganization with respect to shares covered by the foregoing exceptions; or

          (ii)       individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act)) shall be deemed to be members of the Incumbent Board; or

          (iii)      approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 60%, respectively, of the then-outstanding common shares and the Voting Power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company; provided, however, that for the purposes of this Section the votes of all Section 16 Persons shall be disregarded in determining whether stockholder approval has been obtained.

Notwithstanding the foregoing, a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur.

        (g)       "Change of Control Value" means the Fair Market Value of a share of Stock on the date of a Change of Control.

        (h)       "Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

        (i)        "Committee" means a committee of the Board appointed pursuant to Section 4(a).

        (j)        "Company" has the meaning set forth in the introductory paragraph.

        (k)       "Consultant" means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company or any Subsidiary whether compensated for such services or not.

        (l)        "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship (including service as a Director) is not interrupted or terminated by the individual, the Company, or the Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; provided, further, that on the ninety-first (91st) day of any such leave (where re-employment is not guaranteed by contract or statute) the Grantee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option, or (ii) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

        (m)      "Director" means any person who is a member of the Board of Directors of the Company.

        (n)       "Disability" means, for purposes of the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the opinion of the Administrator renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred and which is expected to be permanent or for an indefinite duration exceeding one year.

        (o)       "Effective Date" means the date of adoption of this Plan by the Board; provided, that if the stockholders of the Company do not approve the Plan within twelve (12) months of Board's adoption of the Plan, then the Plan, and any Awards made pursuant to the Plan, shall be null and void, and there shall be no Effective Date.

        (p)       "Employee" means any person, including officers and Directors, employed by the Company or any Subsidiary.

        (q)       "Fair Market Value" means, as of any applicable date:

          (i)        if the Stock is listed for trading on any stock exchange (including for this purpose the Nasdaq National Market), the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted for trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing sale price of the Stock on such date on the principal exchange shall be determinative of Fair Market Value; provided, however, that the Administrator may establish the Fair Market Value in such other manner as may be reasonably determined in good faith by the Administrator based on the reported sale prices of the Stock on such stock exchange.

          (ii)       if the Stock is not at the time listed or admitted to trading on a stock exchange (including the Nasdaq National Market), the Fair Market Value shall be the mean between the closing reported sale price of the Stock on the date in question in the over-the-counter market.

          (iii)      in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

          (iv)      in all events, Fair Market Value shall be determined without regard to any restrictions (other than restrictions which, by their terms, will never lapse).

        (r)       "Grant Date" means the date on which an Award shall be duly granted, as determined in accordance with Section 6(a)(i).

        (s)       "Grantee" means an individual who has been granted an Award.

        (t)        "Incentive Stock Option" or "ISO" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (u)       "including" or "includes" means "including, without limitation," or "includes, without limitation," respectively.

        (v)       "Measuring Period" has the meaning specified in Section 6(e)(i)(A).

        (w)      "Minimum Consideration" means $.0002145 per share of Stock or such other amount that is from time to time considered to be capital for purposes of Section 154 of the Delaware General Corporation Law.

        (x)       "1934 Act" means the Securities Exchange Act of 1934. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

        (y)       "Nonstatutory Stock Option" or "NSO" means an Option which does not or is not intended to qualify as an Incentive Stock Option.

        (z)       "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. "Named Executive Officer" has the meaning specified in Section 4(b).

        (aa)     "Option" means a stock option granted pursuant to the Plan.

        (bb)     "Option Price" means the per share purchase price of Stock subject to an Option.

        (cc)     "Performance Goals" has the meaning specified in Section 6(e)(i)(B).

        (dd)     "Performance Percentage" has the meaning specified in Section 6(e)(i)(C).

        (ee)     "Plan" has the meaning set forth in the introductory paragraph.

        (ff)      "Retirement" means a termination of employment with the Company and its Subsidiaries other than for Cause at any time after attaining age 65.

        (gg)     "Restricted Stock" means shares of Stock acquired pursuant to a grant of a Stock Purchase Right under Section 6(d) below.

        (hh)     "SAR" means Awards representing stock appreciation rights which constitute the conditional right of the holder to receive, in cash and/or shares of Stock, as determined by the Administrator in its sole discretion, an amount equal to the Fair Market Value of a share of Stock on the applicable exercise or designated settlement date minus a specified base price.

          (ii)       "SEC" means the Securities and Exchange Commission.

        (jj)       "Section 16 Person" means a person, whether or not a Grantee, who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

        (kk)     "Stand-Alone SAR" means an SAR that is not granted in conjunction with an Option.

        (ll)       "Stock" means the common stock, $.0002145 par value, of the Company.

        (mm)  "Stock Purchase Right" means the right to purchase Stock pursuant to Section 6(d) below.

        (nn)     "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation with respect to which the Company owns, directly or indirectly, 25% or more of the then-outstanding common shares.

        (oo)     "Tandem SAR" means a SAR that is awarded in conjunction with an Option.

        (pp)     "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

        3.    Scope of the Plan.

        (a)       Subject to Section 24, an aggregate of 3,400,000 shares of Stock are hereby made available and are reserved for delivery on account of the grant and exercise of Awards (including Restricted Stock) and the payment of benefits in connection with Awards under the Plan. Such shares may be treasury shares or newly-issued shares, as may be determined from time to time by the Board or the Administrator.

        (b)       Subject to Section 3(a) (as to the maximum number of shares of Stock available for delivery in connection with Awards), up to an aggregate of 1,500,000 shares of Restricted Stock and bonus shares of Stock may be granted under the Plan.

        (c)       If and to the extent an Award shall expire or terminate for any reason without having been exercised in full or shall be forfeited, without, in either case, the Grantee having enjoyed any of the benefits of stock ownership (other than dividends that are likewise forfeited or voting rights), the shares of Stock (including Restricted Stock) associated with such Award shall become available for other Awards. To the extent that the benefit in connection with an Award is paid in cash, there shall be deducted from the share limit provided in Section 3(a) a number of shares equal to the amount of the cash paid divided by the Fair Market Value of a share of Stock on the date of such payment.

        4.    Administration.

        (a)       The Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company (the "Board"), which shall appoint and remove members of the Committee in its discretion subject only to the requirements set forth herein or in the charter of the Committee. The Committee shall consist of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, if deemed appropriate by the Board, are "outside directors" within the meaning of Section 162(m) of the Code.

        (b)       Except to the extent prohibited by applicable law or the applicable rules of a stock exchange (including for this purpose rules promulgated by NASDAQ), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked or modified by the Committee at any time, but such revocation or modification shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan. Notwithstanding any other provision of this Section 4(b), unless the Board determines otherwise, the Committee shall not allocate any portion of its responsibilities and powers to any other person or persons with respect to grants to (i) any Officer, Director or 10% Owner of any class of the Company's equity securities that are registered pursuant to Section 12 of the Exchange Act, as more fully described under Section 16 of the Exchange Act or (ii) the Chief Executive Officer of the Company (or person acting in such capacity) or any of the four highest compensated officers of the Company other than the Chief Executive Officer or any person who is otherwise one of the group of "covered employees," as defined in the Treasury Regulations promulgated under Code Section 162(m) (each person described in clause (ii) a "Named Executive Officer").

        (c)       Subject to the provisions of the Plan, including, but not limited to, Section 25 hereof, and the specific duties delegated by the Board to the Committee, and subject to the requirements of applicable law and the approval of any relevant authorities, including the approval, if required, of any stock exchange (including for this purpose the Nasdaq National Market) upon which the Stock is listed, the Administrator shall have full and final authority and sole discretion, as follows:

          (i)        to grant Awards and determine the Grant Date and term thereof;

          (ii)       to determine (A) when and to whom Awards may be granted, (B) the terms and conditions applicable to each Award, including the Option Price of an Option, whether an Option shall qualify as an Incentive Stock Option, the terms and conditions applicable to each SAR, including whether a SAR shall be a Stand-Alone SAR or a Tandem SAR, the terms and conditions applicable to Restricted Stock, and the benefit payable under any performance unit or performance share, and (C) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

          (iii)      to determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Stock (including Restricted Stock acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

          (iv)      to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

          (v)       to prescribe, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the termination of employment or consulting services (including service as a Director) of a Grantee;

          (vi)      to determine the terms and provisions and any restrictions or conditions (including, but not limited to, specifying such performance criteria, Measuring Period, and other terms and conditions consistent with the Plan as the Administrator deems appropriate) and imposing restrictions with respect to Stock acquired upon exercise of an Award, which restrictions may continue beyond the Grantee's termination of employment) of the written agreements by which all Awards shall be evidenced ("Award Agreements") which need not be identical and, with the consent of the Grantee, to modify any such Award Agreement at any time;

          (vii)     to cancel, with the consent of the Grantee, outstanding Awards under this or prior plans of the Company and to grant new Awards in substitution therefor, but subject, in any such case, to the limitation of Section 25;

          (viii)    to authorize foreign Subsidiaries to adopt plans as provided in Section 15;

          (ix)      to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or service as a Consultant (including service as a Director) (other than for Cause);

          (x)       subject to Section 6(a)(ii) and 6(c)(ii), to extend the time during which any Award or group of Awards may be exercised;

          (xi)      to make such adjustments or modifications to Awards of Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan;

          (xii)     to amend Award Agreements with the consent of the Grantee; provided that the consent of the Grantee shall not be required for any amendment of the Plans or any Award Agreement which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Administrator) to carry out the purpose of the Award as a result of any new or change in existing applicable law, regulation, ruling or judicial decision (including, but not limited to, Code Section 409A); provided that any such change shall be applicable only to Awards which have not been exercised;

          (xiii)    to take any action at any time before the exercise of an Option (whether or not an Incentive Stock Option), without the consent of the Grantee, to prevent such Option from being treated as an Incentive Stock Option;

          (xiv)    to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Administrator may, before or concurrently with the grant thereof, deem appropriate, including requiring simultaneous exercise or related identified Awards, and limiting the percentage of Awards which may from time to time be exercised by a Grantee;

          (xv)     to certify in writing before the payment of any performance based Awards (except for a payment that is attributable solely to the increase in the price of the Stock of the Company) that the underlying performance goals and any other material terms have been satisfied;

          (xvi)    subject to Section 6(b) hereof, to permit an Employee, Director or Consultant to elect, prior to earning compensation, to acquire Options pursuant to Section 6(b) of the Plan in lieu of receiving such compensation, determine the terms and conditions of such Options and determine the value of such Options on the Grant Date in accordance with Section 6(b) of the Plan:

          (xvii)   to specify the manner of designating a beneficiary to exercise Awards after the Grantee's death or transferring an Option (other than an Incentive Stock Option), SAR, performance unit or performance share to a revocable inter vivos trust;

          (xviii)  to approve the manner of payment and determine the terms related thereto by a Grantee in connection with an Award, including use of Restricted Stock to pay the Option Price, deferral of the payment or guarantee of the payment by the Company pursuant to Section 10 and elective share withholding pursuant to Section 13;

          (xix)    to prohibit a Grantee from making an election under Section 83(b) of the Code in accordance with Section 11;

          (xx)     to require a written investment representation by a Grantee as provided in Section 17;

          (xxi)    to make equitable adjustment of Awards as provided in Section 24;

          (xxii)   to take any other action with respect to any matters relating to the Plan which the Administrator believes are necessary or advisable and, in any case, are not in violation of any applicable law or any provision of the Plan.

The determination of the Administrator on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

        5.    Eligibility.    Awards may be granted to Officers, Employees, Directors and Consultants with the restriction, however, that any Option which is to be an Incentive Stock Option, or any SAR which is granted in tandem with an Incentive Stock Option, may only be granted to an Employee. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Administrator shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

        6.    Conditions to Grants.

        (a)    General Conditions.

          (i)        The Grant Date of an Award shall be the date on which the Administrator grants the Award or such later date as specified in advance by the Administrator.

          (ii)       The term of each Award (subject to Section 6(c)(ii) with respect to Incentive Stock Options) shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

          (iii)      A Grantee may, if otherwise eligible, be granted additional Awards in any combination.

          (iv)      The terms and conditions of each Award shall be governed by and in compliance with the provisions of this Plan. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

        (b)    Grant of Options and Option Price.    No later than the Grant Date of any Option, the Administrator shall determine the Option Price of such Option; provided, however, that the Administrator may elect to determine the Option Price as of the date the Grantee is hired or promoted (or similar event), if the Grant Date occurs not more than 90 days after the date of hiring, promotion or other event. The Option Price of an Option (other than an Incentive Stock Option) shall not be less than 85% of the Fair Market Value of the Stock on the Grant Date. The Award Agreement may provide that the Option shall be exercisable for Restricted Stock or that it will be awarded in tandem with a SAR.

        If and to the extent deemed necessary by the Administrator with respect to a Nonqualified Stock Option grant to a Named Executive Officer, the price to be paid for each share of Stock upon exercise of the Option shall in no event be less than 100% of the Fair Market Value of a share of Stock on the date the Option is granted, unless the exercisability of the Option with respect to shares of Stock for which the Option price is less than such amount is subject to performance goals set forth in Section 6(e)(i)(B) that enable such Option to qualify as "performance-based compensation" under Treasury Regulations promulgated under Section 162(m) of the Code.

        The Administrator may, in its discretion, permit an Employee, Director or Consultant eligible to receive Awards under Section 5 of the Plan to elect, prior to earning compensation, to be granted an Option or Options under the Plan in lieu of receiving such compensation. Subject to the express terms of the Plan, such Options shall have such terms and conditions as the Administrator in its discretion specifies; provided that, in the judgment of the Administrator, the value of such options on the Grant Date equals the amount of compensation foregone by such Employee, Director or Consultant; and provided, further, that except to the extent such condition may be waived by the securities law counsel to the Company, a Section 16 Person must irrevocably elect to forego such compensation and acquire such Option at least six months prior to the Grant Date of such Option.

        (c)    Grant of Incentive Stock Options.    At the time of the grant of any Option, the Administrator may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an "Incentive Stock Option" under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option:

          (i)        shall have an Option Price of not less than 100% of the Fair Market Value of the Stock on the Grant Date except, however, that the Option Price shall not be less than 110% of the Fair Market Value of the Stock on the Grant Date if granted to a 10% Owner;

          (ii)       shall be for a period of not more than 10 years from the Grant Date, or, in the case of an Incentive Stock Option granted to a 10% Owner, 5 years from the Grant Date, and, in either case, shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (iii)      shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

          (iv)      shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

            (A)      the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

            (B)      if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(c)(iv) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a Nonstatutory Stock Option at such date or dates as are provided in the Current Grant;

          (v)       shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

          (vi)      shall require the Grantee to notify the Administrator of any disposition of any Stock issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition;

          (vii)     shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Administrator, designate in writing a beneficiary to exercise his Incentive Stock Option after the Grantee's death; and

Notwithstanding the foregoing and Section 4(c)(vi), the Administrator may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such option from being treated as an Incentive Stock Option. Any Option not specifically identified as an Incentive Stock Option, or failing to qualify as an Incentive Stock Option, shall be a Nonstatutory Stock Option.

        (d)    Grant of Restricted Stock.

          (i)        The Administrator may grant shares of Restricted Stock to any individual eligible under Section 5 to receive Awards.

          (ii)       The Administrator shall determine the amount, if any, that a Grantee shall pay for shares of Restricted Stock, subject to the following sentence. Except with respect to shares of Restricted Stock that are treasury shares, for which no payment need be required, the Administrator shall require the Grantee to pay at least the Minimum Consideration for each share of Restricted Stock granted to such Grantee. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 days after the Grant Date for such shares of Restricted Stock. In the discretion of the Administrator, and to the extent permitted by law, payment may also be made in accordance with Section 10.

          (iii)      The Administrator may, but need not, provide that all or any portion of a Grantee's Award of Restricted Stock, or Restricted Stock acquired upon exercise of an Option, shall be forfeited:

            (A)      except as otherwise specified in the Award Agreement, upon the Grantee's termination of Continuous Status as an Employee or Consultant for reasons other than death, Disability or any other reason specified in the Award Agreement within a specified time period after the Grant Date, or

            (B)      if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of Continuous Status as an Employee or Consultant, or

            (C)      upon failure to satisfy such other restrictions as the Administrator may specify in the Award Agreement; provided that, subject to Section 4(c)(ix), in no case shall such Award become nonforfeitable before the first anniversary of the Grant Date.

          (iv)      If a share of Restricted Stock is forfeited, then if the Grantee was required to pay for such share or acquired such Restricted Stock upon the exercise of an Option, the Grantee shall be deemed to have resold such share of Restricted Stock to the Company at a price equal to the lesser of (A) the amount paid or, if the Restricted Stock was acquired on exercise of an Option, the Option Price paid by the Grantee for such share of Restricted Stock, or (B) the Fair Market Value of a share of Stock on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such share of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the later of the date the event causing the forfeiture occurred or the date of the Company's tender of the payment specified above, whether or not such tender is accepted by the Grantee.

          (v)       The Administrator may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited. Any share of Restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan and the Award Agreement. If any shares of Restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend.

        (e)    Grant of Performance Units, Performance Shares and other Performance Based Awards.

          (i)        Before the grant of any performance unit, performance share, or other performance based Award, the Administrator shall:

            (A)      condition the grant, exercise, vesting or settlement of performance units, performance shares or other performance based Awards on the achievement of specified performance goals in accordance with this Section 6, with the performance period during which achievement of such performance goals may be measured (the "Measuring Period") being any period specified by the Administrator;

            (B)      take any necessary action to assure that where a performance goal is established in connection with an Award covered by this Section it must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Administrator before the beginning of the applicable Measuring Period or at such later date not later than 90 days after the commencement of the Measuring Period when fulfillment is substantially uncertain and in any event before completion of 25% of the Measuring Period, and (3) based on any one or more of the following performance goals ("Performance Goals") (which may be applied to an individual, a Subsidiary, a business unit or division, or the Company and any one or more of its Subsidiaries, business units or divisions as a group, as determined by the Administrator): (i) total stockholder return; (ii) the achievement of a specified closing or average closing price of the Stock; (iii) the price of a share of Common Stock or the absolute or percentage increase in the closing or average closing price of the Stock; (iv) Fair Market Value of the Company or any Subsidiary or shares of Common Stock or stock of any Subsidiary, (v) the absolute or percentage increase in market share; (vi) one or more of the following measures of the Company's net income for the specified Measuring Period determined in accordance with generally accepted accounting principles as consistently applied by the Company: absolute net income (before or after taxes) or operating income or a percentage or absolute dollar increase in net income (before of after taxes) or operating income; earnings per share or a percentage or absolute dollar increase in earnings per share; return on assets employed, equity, capital or investment or a percentage or absolute dollar increase in return on assets employed, equity, capital or investment; absolute gross (or net or operating) margins or percentage increase in gross (or net or operating) margins; absolute cash flow from operations or a percentage on absolute dollar increase in cash flow; or the Company's absolute gross revenues or a percentage or absolute dollar increase in gross revenues for the specified Measuring Period determined in accordance with generally accepted accounting principles as consistently applied by the Company; and/or (vii) achievement of advances in research; implementation or completion of projects or processes; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials for a product; FDA or other regulatory body approval for commercialization of products; commercial launch of new products; the formation of joint ventures or collaborations; increase in customer base; measures of customer satisfaction or economic value added. The awards may be based on the Company's performance alone, or the Company's performance may be measured against variously weighted published benchmark indices, including, but not limited to, various stock market indices with respect to the price of a share of Common Stock, that the Administrator determines are representative of the Company's peer group. If and to the extent permitted for Awards intended to qualify as "performance- based" under Section 162(m) of the Code, the Administrator may provide for the adjustment of such performance goals to reflect changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar types of events or circumstances occurring during the applicable Measuring Period.

            Each performance unit will have an initial value that is established by the Administrator at the Grant Date. Each performance share shall have an initial value equal to not less than Fair Market Value of a share of Stock on the Grant Date.

            (C)      at the expiration of the applicable Measuring Period, determine the extent to which the performance goals established pursuant to this Section are achieved and the extent to which each performance-based Award has been earned (the "Performance Percentage"). The Administrator may not exercise its discretion to enhance the value of an Award that is subject to performance-based conditions imposed under this Section.

          (ii)       When granted, performance units or performance shares may, but need not, be identified with shares of Stock subject to a specific Option or specific shares of Restricted Stock of the Grantee granted under the Plan in a number equal to or different from the number of the performance units or performance shares so granted. If performance units or performance shares are identified with shares of Stock subject to an Option or shares of Restricted Stock, then unless otherwise provided in the applicable Award Agreement, the Grantee's associated performance units shall terminate upon (A) the expiration, termination, forfeiture or cancellation of such Option or shares of Restricted Stock, (B) the exercise of such Option or (C) the date such shares of Restricted Stock become nonforfeitable.

        (f)    Grant of Stock Appreciation Rights.

          (i)        SARs granted under the Plan will have such vesting and other terms and conditions as the Administrator, acting in its discretion in accordance with the Plan, may determine, either at the time the SAR is granted or, if the holder's rights are not adversely affected, at any subsequent time. The Administrator may impose restrictions on the settlement of SARs, and/or make or impose such other arrangements or conditions as it deems appropriate for the deferral of income attributable to the exercise of SARs granted under the Plan.

          (ii)       SARs may be awarded in conjunction with an Option award ("Tandem SARs") or independent of any Option Award ("Stand-Alone SARs"). A Tandem SAR may be awarded either at or after the time the related Option award is granted, provided that a Tandem SAR awarded in conjunction with an ISO may only be awarded at the time the ISO is granted.

          (iii)      The base price per share of Stock covered by a SAR granted under the Plan may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR, provided that, in the case of a Tandem SAR awarded in conjunction with an Incentive Stock Option granted to a "10% Owner," the base price may not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date of the SAR.

          (iv)      Unless sooner terminated in accordance with its terms, a Stand-Alone SAR will automatically expire on the tenth anniversary of the Grant Date and a Tandem SAR will expire upon the expiration of the related Option.

          (v)       The Administrator may establish such exercisability and other conditions applicable to a SAR following the Grantee's termination of Continuous Status as an Employee or Consultant as it deems appropriate on a grant-by-grant basis.

        (g)    Grant of Stock Bonuses.    The Administrator may grant shares of Stock as a bonus to any individual eligible under Section 5 to receive Awards in such amount and subject to such terms and conditions as the Administrator, in its sole discretion, shall determine.

        (h)    Reduction of Available Shares.    Upon the granting of an Award, but subject to Section 3(c), the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares of Stock subject to such Award.

        7.    Grantee's Agreement to Serve.    Each Grantee who is granted an Award shall, by executing such Grantee's Award Agreement, agree that such Grantee will remain in the employ of, or available as a consultant to, the Company or any of its Subsidiaries for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment or consulting relationship shall be implied by the terms of the Plan, any grant of an Award hereunder or any Award Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment or service of any Grantee as existed before the Effective Date.

        8.    Limited Transferability.    Subject to the terms of this Plan, the terms of any applicable Award Agreement or the requirements of any applicable law, each Award (other than Restricted Stock and stock bonuses) granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Administrator may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Grantee to be on terms which permit, once such Options have vested, transfer by such Grantee to:

        (a)       the spouse, children or grandchildren of the Grantee ("Immediate Family Members");

        (b)       a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

        (c)       a partnership in which such Immediate Family Members are the only partners, provided that:

          (i)        there may be no consideration for any such transfer;

          (ii)       the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 8; and

          (iii)      subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 14(b). Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 14(b) hereof the term "Grantee" shall be deemed to refer to the transferee. The provisions of this Plan relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Optionee, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in this Plan as to the original Grantee.

        9.    Exercise.

        (a)    Exercise of Options.    Subject to Section 4(c)(ix) and such terms and conditions as the Administrator may impose in the Award Agreement, each Option shall become exercisable with respect to 25% of the shares subject thereto on each of the first four annual anniversaries of the Grant Date of such Option unless the Administrator provides otherwise in the Award Agreement.

        Each Option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the Option, which notice may be delivered electronically in accordance with procedures established by the Administrator. The Option Price of any shares of Stock or shares of Restricted Stock as to which an Option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

          (i)        cash;

          (ii)       check;

          (iii)      surrender of other shares of Stock which (i) in the case of shares of Stock acquired upon exercise of an option under any compensation plan maintained by the Company, have been owned by the Grantee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the Option Price of the exercised Option shares;

          (iv)      with the approval of the Administrator, shares of Restricted Stock (issued under the Plan or any other compensation plan maintained by the Company) held by the Grantee for at least 6 months prior to exercise of the Option, each valued at the Fair Market Value of a share of Stock on the date of exercise;

          (v)       delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price (a "Cashless Exercise"); or

          (vi)      any combination of the foregoing methods of payment.

In the discretion of the Administrator and to the extent permitted by law, payment may also be made in accordance with Section 10.

        Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's Stock. The Company reserves, at any and all times, the right, in the Company' sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        If Restricted Stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock subject to an Option, then the Administrator may, but need not, specify that (i) all the shares of Stock acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option, or (ii) a number of shares of Stock acquired on exercise of the Option equal to the number of shares of Tendered Restricted Stock shall, unless the Administrator provides otherwise, be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the Option.

        (b)    Exercise of Performance Units.

          (i)        Subject to Section 4(c)(ix) and such terms and conditions as the Administrator may impose or as otherwise provided in any Award Agreement, if, with respect to any performance unit, the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be exercisable commencing on the later of (A) the first anniversary of the Grant Date or (B) the first day after the end of the applicable Measuring Period. Performance units shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of performance units; provided, however, that performance units not identified with shares of Stock subject to an Option or shares of Restricted Stock shall be deemed exercised on the date on which they first become exercisable. Unless otherwise provided in the applicable Award Agreement, the exercise of performance units which are identified with shares of Stock subject to an Option or shares of Restricted Stock shall result in the cancellation or forfeiture of such shares of Stock subject to Option or shares of Restricted Stock, as the case may be, to the extent of such exercise.

          (ii)       The benefit for each performance unit exercised shall be an amount equal to the product of:

            (A)      the Unit Value (as defined below) multiplied by

            (B)      the Performance Percentage attained during the Measuring Period for such performance unit.

          (iii)      The Unit Value shall be, as specified by the Administrator:

            (A)      a dollar amount, or

            (B)      an amount equal to the Fair Market Value of a share of Stock on the Grant Date.

          (iv)      The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable after the later of (A) the date the Grantee exercises or is deemed to exercise such performance unit, or (B) the date (or dates in the event to installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Administrator may provide in the Award Agreement that benefits, with respect to any particular exercise, may be paid wholly or partly in Stock. Notwithstanding the foregoing, if the Administrator in its discretion determines that the exercise of performance units would preclude the use of pooling of interests accounting following a sale of the Company which is reasonably likely to occur and that such preclusion of pooling would have a material adverse effect on the sale of the Company, the Administrator, in its discretion, may either unilaterally bar the exercise of performance units by canceling the performance units prior to the Change of Control or cause the Company to pay the performance units rights benefit in Stock if it determines that such payment would not cause the transaction to be ineligible for pooling. If the Award Agreement provides that the benefit may be paid wholly in Stock unless the Administrator specifies at the time of exercise that the benefit shall be paid partly or wholly in cash, the number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the date such benefit is to be paid.

        (c)    Payment of Performance Shares.    Subject to Section 4(c)(ix), and such terms and conditions as the Administrator may impose or as otherwise provided in the Award Agreement, if, with respect to any performance share, the minimum performance goals have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Administrator in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Section 9(c) shall be made as soon as administratively practical after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

        (d)    Exercise of SARs.    Subject to Section 4(c)(ix), and such terms and conditions as the Administrator may impose in the Award Agreement, each SAR shall become exercisable as provided in the Award Agreement. Except as otherwise specifically provided herein, a Tandem SAR will be exercisable only at the same time and to the same extent and subject to the same conditions as the related Option is exercisable. The exercise of a Tandem SAR will terminate the related Option to the extent of the shares of Stock with respect to which the SAR is exercised, and vice versa. An outstanding and exercisable SAR may be exercised by transmitting to the Secretary of the Company (or other person designated for this purpose by the Administrator) a written notice, which may be delivered electronically in accordance with procedures established by the Administrator, identifying the SAR that is being exercised, specifying the number of shares of Stock covered by the exercise and containing such other information or statements as the Administrator may require, and by satisfying any applicable tax withholding obligations pursuant to Section 12. The Administrator may establish such rules and procedures as it deems appropriate for the exercise of SARs under the Plan. Upon the exercise of a SAR (or designated settlement date, if applicable), the holder will be entitled to receive an amount, in cash and/or shares of Stock as determined by the Administrator, equal to the product of (i) the number of shares of Stock with respect to which the SAR is being exercised (or settled) and (ii) the difference between the Fair Market Value of a share of Stock on the date the SAR is exercised (or settled) and the base price per share of the SAR.

        (e)    Special Rules for Section 16 Persons.    No Option, SAR, performance unit, or performance share (if the benefit payable with respect to such performance unit or performance share is to be determined by reference to the Fair Market Value of the Stock on the date the performance unit or performance share is exercised) shall be exercisable by a Section 16 Person during the first six months after its Grant Date, except as exempted from Section 16 of the 1934 Act under Rule 16a-2(d) under the 1934 Act or as may from time to time be permitted by the Administrator.

        (f)    Full Vesting upon Change of Control.    Except as otherwise provided in this Plan or in the applicable Award Agreement, in the event of a Change of Control, all unvested Awards shall become immediately vested and exercisable; provided that the benefit payable with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such Change of Control shall be equal to the product of the Unit Value multiplied successively by each of the following:

          (1)   a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such Change of Control and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

          (2)   a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change of Control would continue until the end of the Measuring Period.

        10.    Loans and Guarantees.    The Administrator may:

        (a)       allow a Grantee, other than a Section 16 Person, to defer payment to the Company of all or any portion of (i) the Option Price of an Option, (ii) the purchase price of a share of Restricted Stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

        (b)       cause the Company to guarantee a loan from a third party to the Grantee, other than a Section 16 Person, in an amount equal to all or any portion of such Option Price, purchase price, or any related taxes.

Any such payment deferral or guarantee by the Company pursuant to this Section 10 shall be on such terms and conditions as the Administrator may determine, provided, that the interest rate applicable to any such payment deferral shall not be more favorable to the Grantee than the terms applicable to funds borrowed by the Company from time to time. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price or any related taxes unless the Grantee (i) enters into a binding obligation to pay the deferred amount and (ii) except with respect to treasury shares, pays upon exercise of an Option or grant of shares of Restricted Stock, as the case may be, an amount equal to or greater than the Minimum Consideration therefor. If the Administrator has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Section 10, then the Administrator may require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee. The Administrator may at any time in its discretion forgive the repayment of any or all of the principal of or interest on any such deferred payment obligation.

        11.    Notification under Section 83(b).    The Administrator may, on the Grant Date or any later date, prohibit a Grantee from making the election described below. If the Administrator has not prohibited such Grantee from making such election, and the Grantee, in connection with the grant or exercise of any Option, the grant of any share of Restricted Stock, grant or vesting of any Stock bonus, the vesting or sale of shares of Stock or at any other time as a result of participation in the Plan, makes the election permitted under Section 83(b) of the Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

        12.    Mandatory Tax Withholding.

        (a)       Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of payment or delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local tax withholding requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

        (b)       If any disqualifying disposition described in Section 6(c)(vi) is made with respect to shares of Stock acquired under an Incentive Stock Option granted pursuant to the Plan or any election described in Section 11 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local tax withholding requirements thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

        (c)       In making any Award the Administrator may elect to pay, as a cash bonus, the amount of the tax owed by the Grantee up to a maximum of thirty (30%) percent of the Fair Market Value of the Award.

        13.    Elective Share Withholding.

        (a)       Subject to Section 13(b), and with the consent of Administrator, the giving of which shall be within the Administrator's sole discretion, a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of Restricted Stock becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to:

          (i)        the minimum amount necessary to satisfy required federal, state, or local tax withholding liability attributable to the Taxable Event; or

          (ii)       with the Administrator's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

        (b)       Each Share Withholding election by a Grantee shall be subject to the following restrictions:

          (i)        any Grantee's election shall be subject to the Administrator's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Administrator has reserved the right to do so in the Award Agreement;

          (ii)       if the Grantee is a Section 16 Person, such Grantee's election shall be subject to the disapproval of the Administrator at any time, whether or not the Administrator has reserved the right to do so;

          (iii)      the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

          (iv)      the Grantee's election shall be irrevocable;

          (v)       a Section 16 Person may not elect Share Withholding within six months after the grant of the related Option (except if the Grantee dies or incurs a Disability before the end of the six-month period); and

          (vi)      except to the extent such condition may be waived by the securities law counsel to the Company, a Section 16 Person must elect Share Withholding either six months before the Tax Date or during the 10-business day period beginning on the third business day after the release of the Company's quarterly or annual statement of financial results.

        14.    Termination of Continuous Status as an Employee or Consultant.    Except as otherwise provided in this Plan or by the Administrator in the Award Agreement or otherwise:

        (a)    For Cause.    If a Grantee has a termination of Continuous Status as an Employee or Consultant for Cause,

          (i)        the Grantee's shares of Restricted Stock that are forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(d)(iv) regarding repayment of certain amounts to the Grantee; and

          (ii)       any unexercised Option, SAR, performance unit or performance share shall thereupon terminate.

        (b)    On Account of Death or Disability.    If a Grantee has a termination of Continuous Status as an Employee or Consultant on account of the Grantee's death or Disability, then, except as otherwise provided in the Award Agreement,

          (i)        the Grantee's shares of Restricted Stock that were forfeitable shall thereupon become nonforfeitable;

          (ii)       any unexercised Option, or SAR, whether or not exercisable on the date of such termination of Continuous Status as an Employee or Consultant on account of death or Disability may be exercised, in whole or in part, at any time within twelve (12) months after such termination of Continuous Status as an Employee or Consultant by the Grantee, or after the Grantee's death, by (A) his personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Sections 6(c)(vii) or 8, or (C) the then-acting trustee of the trust described in Section 8; and

          (iii)      any unexercised performance unit or performance share may be exercised in whole or in part at any time within 180 days after such termination of Continuous Status as an Employee or Consultant on account of death or Disability by the Grantee or, after the Grantee's death, by (A) his personal representative or by the person to whom the performance unit or performance share is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's beneficiary designated in accordance with Section 8, or (C) the then-serving trustee or the trust described in

  Section 8; provided that the benefit payable with respect to any performance unit or performance share with respect to which the Measuring Period has not ended as of the date of such termination of Continuous Status as an Employee or Consultant on account of death or Disability shall be equal to the product of the Unit Value multiplied successively by each or the following:

          (1)   a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of such termination of Continuous Status as an Employee or Consultant and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period; and

          (2)   a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of Continuous Status as an Employee or Consultant would continue until the end of the Measuring Period, or, if the Administrator elects to compute the benefit after the end of the Measuring Period, the Performance Percentage, as determined by the Administrator, attained during the Measuring Period for the performance unit or performance share.

        (c)    Any Other Reason.    If a Grantee has a termination of Continuous Status as an Employee or Consultant for a reason other than for Cause, death, or Disability,

          (i)        the Grantee's shares of Restricted Stock, to the extent forfeitable on the date of the Grantee's termination of Continuous Status as an Employee or Consultant shall be forfeited on such date;

          (ii)       any unexercised Option or SAR, in either case to the extent exercisable on the date of the Grantee's termination of Continuous Status as an Employee or Consultant, may be exercised in whole or in part, not later than the 90th day following the Grantee's termination of Continuous Status as an Employee or Consultant; provided, however, that (A) if such 90th day is not a business day, such Option or SAR may be exercised not later than the first business day following such 90th day and (B) if the Grantee has entered into an agreement with the Company not to sell any shares of Stock (or the capital stock of a successor to the Company) for a specified period following the consummation of a business combination between the Company and another corporation or entity (the "Specified Period"), such Option may be exercised in whole or in part until the later of such 90th day following the termination of the Grantee's Continuous Status as an Employee or Consultant or 10 business days following the expiration of the Specified Period; and

          (iii)      the Grantee's performance units and performance shares shall become non- forfeitable and may be exercised in whole or in part within 90 days after termination of Continuous Status as an Employee or Consultant, but only if and to the extent determined by the Administrator or as set forth in the Award Agreement.

        (d)    Change of Status.    Notwithstanding the foregoing, in the event of a Grantee's change of status from Employee to Consultant (or from Consultant to Employee), there shall not be a termination of the individual's Awards provided, however, any Incentive Stock Option granted to an Employee shall automatically convert to a Nonstatutory Stock Option on the 91st day following such change of status.

        (e)    Extension of Term.    In the event of termination of the Grantee's Continuous Status as an Employee or Consultant other than for Cause, the term of any Award (whether or not exercisable on the date of the Grantee's termination of Continuous Status as an Employee or Consultant) which by its terms would otherwise expire after the Grantee's termination of Continuous Status as an Employee or Consultant but prior to the end of the period following the Grantee's termination of Continuous Status as an Employee or Consultant described in Sections 14(b), (c) and (d) above for exercise of Awards may, in the discretion of the Administrator, be extended so as to permit any unexercised portion thereof to be exercised at any time within such period. The Administrator may further extend the period of exercisability to permit any unexercised portion thereof to be exercised with a specified period provided by the

Administrator. However, in no event may the term of any Award expire more than 10 years after the Grant Date of such Award.

        15.    Equity Incentive Plans of Foreign Subsidiaries.    The Administrator may authorize any foreign Subsidiary, if any, to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All Awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Administrator permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

        16.    Substituted Awards.    Subject to Section 18 and Section 25, if the Administrator cancels any Award (granted under this Plan or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Award is substituted therefor, then the Administrator may determine the terms and conditions of such new Award; provided that (a) the Option Price of any new option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the new Award; (b) no Award shall be canceled without the consent of the Grantee if the terms and conditions of the new Award to be substituted are not at least as favorable as the terms and conditions of the Award to be cancelled (and the Grant Date of the new Award shall be the date on which such new Award is granted); and (c) no new Award may be granted if the grant of such new Award would constitute a "repricing," under Section 25(g), unless approved by the stockholders.

        17.    Securities Law Matters; Postponement of Exercise or Payout.

        (a)       If the Administrator deems it necessary to comply with the Securities Act of 1933, the Administrator may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

        (b)       The Administrator may postpone any grant, exercise or vesting of an Award hereunder for such time as the Administrator in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the grant or exercise of any Award under the securities laws, (ii) to permit any action to be taken in order to (A) list such shares of Stock or other shares of stock of the Company on a stock exchange if such shares of Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for such shares of Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Stock or other shares of stock of the Company are listed, (iii) to determine that such shares of Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken, (iv) to comply with any other applicable law, including without limitation, securities laws, (v) during any such time the Company or any Subsidiary is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Subsidiary, or under any contract, loan agreement or covenant or other agreement to which the Company or any Subsidiary is a party, or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any applicable Award Agreement or any provision of the Plan to recognize the grant, exercise or vesting of any Award or to grant, sell or issue shares of Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of an Award and neither the Company nor its directors and officers nor the Administrator shall have any obligation or liability to any Participant or to any other person with respect to shares of Stock or payments as to which the Award shall lapse because of such postponement.

        18.    Code Section 162(m).

        (a)       To comply with Section 162(m) of the Code, the number of shares for which Awards may be granted to any Grantee in any calendar year, or "earned" by any Grantee under any performance-based award during any calendar year, shall not exceed 750,000 as such number may be adjusted in accordance with Section 24 of this Plan. If an equity Award under the Plan is canceled, the Stock otherwise issuable pursuant thereto shall continue to be counted against the maximum number of shares of Stock which may be covered by grants or sales under this Plan to any one individual in any calendar year and any Stock issuable pursuant to any replacement Option, SAR, Stock sale or other equity Award also shall count against such maximum limit.

        (b)       If the Company determines that compensation payable under the Plan is subject to the Code Section 162(m) limitation on deduction and if the Company determines that a particular Award should qualify as performance based compensation so as to be exempt from the deduction limitation, the following provisions to the extent applicable shall apply with respect to such grant:

          (i)        The Option Price for any Option and the exercise price for any SAR shall equal 100% of the Fair Market Value of the Stock on the Grant Date.

          (ii)       The performance units or performance shares awarded under the Plan to any Grantee for any Measuring Period shall not have a value in excess of the Grantee's base annual salary in effect at the time of the grant of the Award multiplied by the number of years in the Measuring Period. The Performance Percentage with respect to performance units and performance shares attained during the Measuring Period for such performance units or performance shares shall not exceed 150%. The value of any stock bonuses awarded to a Grantee for each calendar year shall not exceed the Grantee's base annual salary in effect for such year. The value of performance shares and stock bonuses awarded under the Plan to any Grantee for purposes of the limitations contained in this subparagraph shall be determined by valuing the Stock at its Fair Market Value on the date the performance shares or stock bonuses are granted.

          (iii)      The performance goals and the amount of compensation under the goals applicable to the grant of any performance unit, performance share, stock bonus or other performance-based Award shall be determined as provided in Section 6(e) hereof.

          (iv)      The Administrator with respect to any person covered by Section 162(m) shall be comprised solely of two or more outside directors as defined for purposes of the regulations under Code Section 162(m).

        19.    Funding.    Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the Plan.

        20.    No Employment Rights.    Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

        21.    Rights as a Stockholder.    A Grantee shall not, by reason of any Award (other than Restricted Stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of Restricted Stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or in any Award Agreement. The Administrator, at the time of grant of Restricted Stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Administrator so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3 or otherwise reinvested.

Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Administrator may provide for crediting to and payment of interest on deferred cash dividends.

        22.    Nature of Payments.    Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of defining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

        23.    Non-uniform Determinations.    The Administrator's determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 14, of terminations of Continuous Status as an Employee or Consultant. Notwithstanding the foregoing, the Administrator's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

        24.    Adjustments.

        (a)       The aggregate number of shares of Stock issuable pursuant to the Plan and the exercise of Incentive Stock Options, the maximum number of shares with respect to which Options, SARs or other equity Awards may be granted to or earned by any Grantee in any calendar year, the number of shares of Stock and the exercise price per share covered by each outstanding Option, the number of shares of Stock and the base price per share covered by each outstanding SAR, the number of shares of Stock covered by each outstanding performance unit or performance share or other equity-based Award, and any per-share base or purchase price or target market price included in the terms of any such Award and related terms shall all be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of the Company's capital stock.

        (b)       If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company) (an "Exchange Transaction"), all outstanding Options shall be converted into Options to purchase shares of Exchange Stock and all outstanding SARs shall be converted into SARs relating to shares of Exchange Stock unless the Board, in its sole discretion, determines that all such Options and/or SARs shall instead terminate, in which case the Company shall notify the Option holders and SAR holders in writing or electronically, at least fifteen (15) days prior to the consummation of the Exchange Transaction, that the Option and SAR holders shall have the right, contingent upon the occurrence of the Exchange Transaction, to exercise all of his or her outstanding Options and SARs in full (whether or not the vesting conditions, if any, set forth in the related Option and SAR Award Agreements have been satisfied) for the period specified in the notice (but in any case not less than fifteen days from the date of such notice); provided that, if the Exchange Transaction does not take place within the specified period in the notice for any reason whatsoever, the notice and any exercise pursuant thereto shall be null and void. The amount and exercise or base price of converted Options and SARs shall be determined by adjusting the amount and price of the Options and SARs granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Stock receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. To the extent provided in Section 9(f), the converted Options and SARs shall be fully vested whether or not the vesting requirements set forth in the Option or SAR Agreement have been satisfied. The Board, acting in its discretion, but subject to Section 9(f), may provide for cash settlement and/or make such other adjustments to the terms of any other outstanding Award as it deems appropriate in the context of an Exchange Transaction, taking into account the manner in which outstanding Options and SARs are being treated.

        (c)       In the event of any adjustment in the number of shares covered by any Award pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such Award will cover only the number of full shares resulting from the adjustment.

        (d)       All adjustments under this Section 24 shall be made by the Administrator or the Board as applicable, and such determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless the Grantee of an Option agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause the Option holder's Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option.

        25.    Amendment of the Plan.    The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except that:

        (a)       The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 24 above without stockholder approval;

        (b)       The types of grants and sales that may be made under the Plan may not be expanded without stockholder approval;

        (c)       The Option price per share of Stock subject to Incentive Stock Options may not be fixed at less than 100% of the Fair market Value of a share of Stock on the date the Option is granted and the other provisions of Section 6(c) may not be changed;

        (d)       The expiration date of this Plan may not be extended;

        (e)       The maximum period of ten (10) years during which the Awards may be exercised may not be extended;

        (f)        The class of persons eligible to receive grants under the Plan as set forth in Section 5 shall not be changed without stockholder approval; and

        (g)       The benefits to eligible participants may not be materially increased, including any change in the Plan or any Award Agreement to permit a repricing under generally accepted accounting principles, or decrease in the exercise price of outstanding equity-based Awards, or to reduce the price at which Stock may be purchased (pursuant to any Option or other equity-based Award) without stockholder approval.

Except as otherwise provided in this Plan, in no event may action by the Board or stockholders to amend this Plan alter or impair the rights of a then existing Grantee, without the Grantee's consent, under any Award previously granted to such Grantee hereunder.

        26.    Deferred Compensation.    No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. If any Award would be considered deferred compensation as defined under Code Section 409A and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then notwithstanding any provision in the Plan to the contrary, such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a participant's Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code

Section 409A, notwithstanding any provision in the Plan to the contrary, the Plan does not permit any distribution pursuant to such Award, or any acceleration or delay of the time or schedule of any distribution related to such Award, except as permitted by and in compliance with Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

        27.    Termination of the Plan.    The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

        28.    No Illegal Transactions.    The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment would constitute a violation by the Grantee or the Company of any such law or regulation.

        29.    Controlling Law.    The law of Illinois, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

        30.    Severability.    If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - John N. Kapoor	☐	☐	02 - Frank C. Becker	☐	☐	03 - Bernard A. Fox	☐	☐

04 - Paul E. Freiman	☐	☐	05 - Laurence P. Birch	☐	☐

		For	Against	Abstain

2.

Proposal to amend the 2006 Equity Incentive Plan to increase the maximum number of shares of Common Stock that may be awarded under the Plan as restricted stock or as bonus stock from 500,000 to 1,500,000.

		☐	☐	☐

		For	Against	Abstain

3.	Proposal to Ratify the Appointment of BDO Seidman, LLP as the Company’s Independent Registered Public Accounting Firm	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

<STOCK#>	00XJZA

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NeoPharm, Inc.

Proxy Solicited on Behalf of The Board of Directors For The Annual Meeting of Stockholders – August 22, 2008

The undersigned appoints Laurence P. Birch and Christopher R. Manning, and each of them, as proxies, with full power of substitution and revocation to vote, as designated on the reverse side hereof, all the Common Stock of NeoPharm, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders thereof to be held on August 22, 2008, or at any adjournment thereof, and, in their or his discretion, on any other business that may properly come before such meeting.

If this Proxy is signed and returned, but no direction is indicated, this Proxy will be voted FOR proposals 1, 2 and 3.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
YOUR VOTE IS IMPORTANT!

(Continued and to be signed on reverse side.)

.

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 22, 2008.

Vote by Internet

•   Log on to the Internet and go to
www.investorvote.com/NEOL

•   Follow the steps outlined on the secured website.

Vote by telephone

•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - John N. Kapoor	☐	☐	02 - Frank C. Becker	☐	☐	03 - Bernard A. Fox	☐	☐

04 - Paul E. Freiman	☐	☐	05 - Laurence P. Birch	☐	☐

		For	Against	Abstain

2.

Proposal to amend the 2006 Equity Incentive Plan to increase the maximum number of shares of Common Stock that may be awarded under the Plan as restricted stock or as bonus stock from 500,000 to 1,500,000.

		☐	☐	☐

		For	Against	Abstain

3.	Proposal to Ratify the Appointment of BDO Seidman, LLP as the Company’s Independent Registered Public Accounting Firm	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

<STOCK#>	00XJYA

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NeoPharm, Inc.

Proxy Solicited on Behalf of The Board of Directors For The Annual Meeting of Stockholders – August 22, 2008

The undersigned appoints Laurence P. Birch and Christopher R. Manning, and each of them, as proxies, with full power of substitution and revocation to vote, as designated on the reverse side hereof, all the Common Stock of NeoPharm, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders thereof to be held on August 22, 2008, or at any adjournment thereof, and, in their or his discretion, on any other business that may properly come before such meeting.

If this Proxy is signed and returned, but no direction is indicated, this Proxy will be voted FOR proposals 1, 2 and 3.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
YOUR VOTE IS IMPORTANT!

(Continued and to be signed on reverse side.)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held August 22, 2008
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held August 22, 2008
GENERAL INFORMATION
SECURITY OWNERSHIP
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITOR MATTERS
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN AS RESTRICTED STOCK OR AS STOCK BONUSES
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS AND OTHER MATTERS FOR THE 2009 ANNUAL MEETING
OTHER MATTERS
2007 ANNUAL REPORT ON FORM 10-K
  APPENDIX A